Exhibit 10.7

EXECUTION COPY

YRC WORLDWIDE INC.

10% Series A Convertible Senior Secured Notes due 2015

INDENTURE

Dated as of July 22, 2011

among

YRC WORLDWIDE INC.,

as ISSUER,

THE SUBSIDIARIES PARTY HERETO,

as GUARANTORS,

and

U.S. BANK NATIONAL ASSOCIATION,

as TRUSTEE

TRUST INDENTURE ACT OF 1939, AS AMENDED (“TIA”)

CROSS-REFERENCE TABLE

TIA	Section	Indenture Section

310	(a)(1)	Section 7.10
	(a)(2)	Section 7.10
	(a)(3)	N.A.
	(a)(4)	N.A.
	(a)(5)	N.A.
	(b)	Section 7.08, Section 7.10
	(c)	N.A.
311	(a)	Section 7.11
	(b)	Section 7.11
	(c)	N.A.
312	(a)	Section 2.05
	(b)	Section 14.03
	(c)	Section 14.03
313	(a)	Section 7.06
	(b)(1)	Section 7.06
	(b)(2)	Section 7.06
	(c)	Section 7.06
	(d)	Section 7.06
314	(a)	Section 4.02, Section 4.03
	(b)	Section 13.05
	(c)(1)	Section 13.05, Section 14.04
	(c)(2)	Section 13.05, Section 14.04
	(c)(3)	Section 13.05
	(d)	Section 13.05
	(e)	Section 14.05
	(f)	N.A.
315	(a)	Section 7.01(b)
	(b)	Section 7.05
	(c)	Section 7.01
	(d)	Section 7.01(c)
	(e)	Section 6.11
316	(a)(1)(A)	Section 6.05
	(a)(1)(B)	Section 6.04
	(a)(2)	N.A.
	(b)	Section 6.07
	(c)	Section 1.05(e)
317	(a)(1)	Section 6.08
	(a)(2)	Section 6.09
	(b)	Section 2.04
318	(a)	Section 14.01

N.A. means not applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

i

v

INDENTURE, dated as of July 22, 2011, among YRC WORLDWIDE INC., a Delaware corporation, as issuer (the “Company”), certain of the Company’s Domestic Subsidiaries from time to time party hereto, as guarantors, and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its successors and assigns, in such capacity, the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company’s 10% Series A Convertible Senior Secured Notes due 2015:

Article I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

“ABL Agent” means JPMorgan Chase Bank, N.A., together with its successors and permitted assigns.

“ABL Borrower” means YRCW Receivables LLC, a special purpose, bankruptcy-remote Restricted Subsidiary of the Company.

“ABL Credit Agreement” means the Credit Agreement, dated as of the Issue Date, by and among the ABL Borrower, the Company, as servicer, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent thereunder, together with its successors and permitted assigns, as amended or otherwise modified time to time and any documents related thereto; provided that any amendment or modification is not materially adverse to the Holders. For the avoidance of doubt, any amendment or modification that meets the conditions described in clause (b) of the definition of “Qualified Receivables Financing” shall not be deemed to be materially adverse to the Holders.

“Acceleration Premium” shall mean, in connection with any accelerated payment of any of the Securities pursuant to Article VI of this Indenture or the Securities, the aggregate present value as of the date of such accelerated payment of the amount of unpaid interest (exclusive of interest that has been accrued to the date of such accelerated payment, but inclusive of any interest that would have become payable on PIK Securities or on any increased principal amount of Securities as a result of the payment of PIK Interest if such accelerated payment had not been made) that would have been payable in respect of the principal amount of the Securities (including any PIK Securities or any increase in the principal amount of the Securities as a result of the payment of PIK Interest), then outstanding, with the present value determined by discounting, on a semi-annual basis, such interest at the Reinvestment Rate (determined on the third Business Day preceding the date such declaration of acceleration is made) from the respective dates on which such interest payments would have been payable if such accelerated payment had not been made.

“Adjusted Net Assets” of a Guarantor at any date means the amount by which the fair value of the assets and other property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under its Guarantee, of such Guarantor at such date.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “Control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing. Solely for purposes of Section 2.08, no Person will be deemed to “Control” another Person solely by virtue of their ownership of less than 20 percent of the voting power of the voting securities of such other Person.

“Amended and Restated Credit Agreement” means the Credit Agreement, dated as of the Issue Date, among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, National Association, as administrative agent thereunder.

“Asset Backed Agent” means the agent under any Asset Backed Credit Facility together with its successors and assigns.

“Asset Backed Credit Facility” means (i) any credit facility (other than the ABL Credit Agreement) with an advance rate on the basis of the value of inventory or accounts receivable (and, in each case, related assets) to the Company or any of its Restricted Subsidiaries or similar instrument, that refinances, replaces or otherwise restructures the ABL Credit Agreement, including any agreement extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or any successor or replacement agreement or agreements or increasing the amount loaned or issued thereunder or altering the maturity thereof, and (ii) any similar credit support agreements or guarantees Incurred from time to time, as amended, supplemented, modified, extended, restructured, renewed, restated, refinanced or replaced in whole or in part from time to time; provided that any credit facility that refinances or replaces an Asset Backed Credit Facility must comply with clause (i) of this definition in order to be an Asset Backed Credit Facility.

“Asset Backed Credit Facility Intercreditor Agreement” means any intercreditor agreement entered into by the Company and/or any of its Restricted Subsidiaries, the Asset Backed Agent, the Collateral Trustee and other applicable secured parties with respect to any shared collateral.

“Bank Group Cash Management Obligations” has the meaning set forth in the Senior Priority Lien Intercreditor Agreement, as in effect on the date hereof.

“Bank Group Obligations” has the meaning set forth in the Senior Priority Lien Intercreditor Agreement.

“Bank Group Representative” has the meaning set forth in the Senior Priority Lien Intercreditor Agreement.

“Bank Indebtedness” means any and all amounts payable under or in respect of the Credit Agreement and the other Credit Agreement Documents as amended, restated, supplemented, waived, replaced, restructured, repaid, refunded, refinanced or otherwise modified from time to time (including after termination of the Credit Agreement), including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as amended.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of such board.

“Board Resolution” means a copy of one or more resolutions, certified by an Officer of the Company to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

“Business Day” means a day, other than a Saturday or Sunday, that in The City of New York or at a place of payment is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock or shares;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person;

provided, however, that all convertible Indebtedness, including the Securities, the Other Securities and the Company’s 3.375% contingent convertible notes due 2023, 5% contingent convertible senior notes due 2023 and 6% convertible senior notes due 2014, shall be deemed Indebtedness, and not Capital Stock, unless and until the applicable part of any such Indebtedness is converted into Common Stock.

“Capitalized Lease Obligations” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date; provided that, for the avoidance of doubt, any obligations relating to a lease that was accounted for by such Person as an operating lease as of the Issue Date and any similar lease entered into after the Issue Date by such Person shall be accounted for as an operating lease and not a Capitalized Lease Obligation.

“Certificate of Incorporation” means the Company’s certificate of incorporation, as it may be amended from time to time.

“Certificated Securities” means Securities that are issued in definitive form in the form of the Securities attached hereto as Exhibit A.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of the Company or any Guarantor, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Collateral Trustee and for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement) to secure the Secured Obligations (as defined in the Collateral Trust Agreement); provided that Collateral shall exclude Excluded Property.

“Collateral Documents” means, collectively, the Security Agreement, the Security and Collateral Agency Agreement, the Mortgages, the Vehicle Title Custodial Agreement, the Intercreditor Agreements and all other agreements, instruments and documents executed in connection with this Indenture that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, collateral trust agreements, intercreditor agreements or collateral sharing agreements, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Company or any Guarantor and delivered to the Collateral Trustee, in each case that is intended to create, perfect or evidence Liens to secure the Secured Obligations, as the same may be amended, amended and restated, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time.

“Collateral Trust Agreement” means the Collateral Trust Agreement among the Company, the Subsidiaries of the Company from time to time party thereto, the Trustee, the trustee under the Other Securities Indenture and U.S. Bank National Association, as Collateral Trustee, dated as of the Issue Date, as it may be amended, restated, supplemented, modified, extended, renewed or replaced from time to time in accordance with its terms.

“Collateral Trustee” means U.S. Bank National Association, together with its successors and permitted assigns, in its capacity as collateral trustee under the Collateral Trust Agreement, the Security Agreement and any other Collateral Document (and to the extent applicable any co-trustee or separate trustee appointed by the Collateral Trustee pursuant to the Collateral Trust Agreement).

“Common Stock” shall mean shares of the Company’s Common Stock, $0.01 par value per share (as of the date of this Indenture), as they exist on the date of this Indenture or any other shares of Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

“Company” means the party named as the “Company” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

“Company Order” means a written request or order signed in the name of the Company by any two Officers and delivered to the Trustee.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

(1) to purchase any such primary obligation or any property constituting direct or indirect security therefor,

(2) to advance or supply funds:

(a) for the purchase or payment of any such primary obligation; or

(b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

(3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof;

provided that the term Contingent Obligations shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

“Contribution Deferral Agreement” means that certain Amended and Restated Contribution Deferral Agreement, dated as of the Issue Date, by and between YRC Inc., USF Holland, Inc., New Penn Motor Express, Inc., USF Reddaway Inc., certain other of the Subsidiaries of the Company, the Trustees for the Central States, Southeast and Southwest Areas Pension Fund, the Pension Fund Entities (as defined in the Amended and Restated Credit Agreement) and each other pension fund from time to time party thereto and Wilmington Trust Company, and all agreements, instruments and other documentation related thereto, all as the same may be amended, amended and restated, restated, supplemented or otherwise modified in accordance with the terms hereof.

“Conversion Price” means, in respect of each Security, as of any date, $1.00 divided by the Conversion Rate as of such date.

“Corporate Trust Office” means the office of the Trustee at which at any time this Indenture shall be administered, which office at the date of execution of this instrument is located at the address of the Trustee in Philadelphia, Pennsylvania specified in Section 14.02 hereof, except that with respect to the surrender of Securities for registration of transfer, exchange, purchase, redemption or conversion or the office where Global Securities shall be deposited as custodian for the Depositary, such term means the address of the Trustee in St. Paul, Minnesota specified in Section 14.02 hereof and with respect to presentation or surrender of Securities for payment such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted in the Borough of Manhattan, The City of New York, which office or agency on the Issue Date is located at 100 Wall Street, New York, New York 10005, Attention Corporate Trust Services, or, in the case of any of such offices or agency, such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

“Credit Agreement” means (i) the Amended and Restated Credit Agreement, including the letter of credit facility, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced, renewed, extended or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof, (ii) any Asset Backed Credit Facility and (iii) whether or not the Indebtedness referred to in clauses (i) or (ii) remains outstanding, if designated by the Company to be included in the definition of “Credit Agreement,” one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“Credit Agreement Documents” means the collective reference to any Credit Agreement, any notes issued pursuant thereto and the guarantees thereof, any fee letters related thereto, and the collateral documents relating thereto, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified, in whole or in part, from time to time.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Domestic Subsidiary” means a Subsidiary incorporated or otherwise organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory or possession of the United States.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Excluded Property” has the meaning assigned to such term in the Security Agreement.

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

“Foreign Subsidiary” means a Subsidiary not organized or existing under the laws of the United States of America or any state or territory thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, in each case, as in effect in the United States of America on the Issue Date, except with respect to any reports or financial information required to be delivered pursuant to Section 4.02 hereof, which shall be prepared in accordance with GAAP as in effect on the date thereof.

“Global Securities” means Securities that are in the form of the Securities attached hereto as Exhibit A with the appropriate legends.

“guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations.

“Guarantee” means an unconditional guaranty of the Secured Obligations given by any Subsidiary pursuant to the provisions of Article XII of this Indenture.

“Guarantor” means each of (i) YRC Inc., a Delaware corporation, Roadway LLC, a Delaware limited liability company, Roadway Next Day Corporation, a Pennsylvania corporation, YRC Enterprise Services, Inc., a Delaware corporation, YRC Regional Transportation, Inc., a Delaware corporation, USF Sales Corporation, a Delaware corporation, USF Holland Inc., a Michigan corporation, USF Reddaway Inc., an Oregon corporation, USF Glen Moore Inc., a Pennsylvania corporation, YRC Logistics Services, Inc., an Illinois corporation, IMUA Handling Corporation, a Hawaii corporation, YRC Association Solutions, Inc., a Delaware corporation, Express Lane Service, Inc., a Delaware corporation, YRC International Investments, Inc., a Delaware corporation, USF RedStar LLC, a Delaware limited liability company, USF Dugan Inc., a Kansas corporation, USF Technology Services Inc., an Illinois corporation, YRC Mortgages, LLC, a Delaware limited liability company, New Penn Motor Express, Inc., a Pennsylvania corporation, Roadway Express International, Inc., a Delaware corporation, Roadway Reverse Logistics, Inc., an Ohio corporation, USF Bestway Inc., an Arizona corporation, USF Canada Inc., a Delaware corporation, USF Mexico Inc., a Delaware corporation and USFreightways Corporation, a Delaware corporation, (ii) each Subsidiary that executes and delivers a Guarantee pursuant to Section 12.07(b) hereof and (iii) each Subsidiary that otherwise executes and delivers a Guarantee, in each case, until such time as such Subsidiary is released from its Guarantee in accordance with the provisions of this Indenture. References to Guarantor or Guarantors, where appropriate, shall include such Guarantor, or Guarantors, in its or their capacity as a grantor or mortgagor under the applicable Collateral Documents.

“Holder” or “Securityholder” means a Person in whose name a Security is registered on the Registrar’s books.

“IBT MOU” means the Agreement for the Restructuring of the YRC Worldwide, Inc. Operating Companies, dated September 24, 2010, among YRC Inc., USF Holland, Inc. and New Penn Motor Express , Inc. and the Teamsters National Freight Industry Negotiating Committee.

“Incur” means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary.

“Indebtedness” means, with respect to any Person:

(1) the principal and premium (if any) of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), (c) representing the deferred and unpaid purchase price of any property (except any such balance that (i) constitutes a trade payable or similar obligation to a trade creditor Incurred in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and (iii) liabilities accrued in the ordinary course of business), which purchase price is due more than six months after the date of placing the property in service or taking delivery and title thereto, (d) in respect of Capitalized Lease Obligations, or (e) representing any Swap Obligations, if and to the extent that any of the foregoing would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(2) to the extent not otherwise included, any obligation of such Person to be liable for, or to pay, as obligor, guarantor or otherwise, the obligations referred to in clause (1) of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and

(3) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided, however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value (as determined in good faith by the Company) of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person;

provided, however, that notwithstanding the foregoing, Indebtedness shall be deemed not to include (1) Contingent Obligations Incurred in the ordinary course of business and not in respect of borrowed money; (2) deferred or prepaid revenues; (3) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; or (4) Obligations under or in respect of Qualified Receivables Financing.

Notwithstanding anything in this Indenture to the contrary, Indebtedness shall not include, and shall be calculated without giving effect to, the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Indenture as a result of accounting for any embedded derivatives created by the terms of such Indebtedness; and any such amounts that would have constituted Indebtedness under this Indenture but for the application of this sentence shall not be deemed an Incurrence of Indebtedness under this Indenture.

“Indenture” means this instrument, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

“Intercreditor Agreements” means the Senior Priority Lien Intercreditor Agreement, the Collateral Trust Agreement, the Security and Collateral Agency Agreement and such other intercreditor agreements as may be entered into from time to time by the Company with respect to the Collateral.

“Issue Date” means July 22, 2011.

“Last Reported Sale Price” means, on any date, the closing sale price per share of the Common Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall mean the last quoted bid price for the Common Stock on the OTC Bulletin Board, or if not so reported, by Pink Sheets LLC or a successor organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall mean the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized independent investment banking firms selected by the Company for such purpose.

“Lien” means, with respect to any property or asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such property or asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property or asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidated Damages” means “Liquidated Damages” (as defined in the Registration Rights Agreement and calculated by the Company).

“Material Adverse Effect” means (a) a material adverse effect on (i) the business, assets, operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform any of its obligations under this Indenture, the Securities or the Collateral Documents or (iii) the rights of or benefits available to the Secured Parties under this Indenture and the Collateral Documents or (b) a material impairment of a material portion of the Collateral or of any Lien on any material portion of the Collateral in favor of or for the benefit of the Collateral Trustee or the priority of such Liens.

“Mortgage” means each mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Collateral Trustee for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), on owned real property of the Company or any Guarantor, including any amendment, amendment and restatement, restatement, modification, supplement, extension, renewal or replacement thereto.

“Obligations” means, with respect to any indebtedness, any obligation thereunder or in connection therewith, including, without limitation, principal, premium and interest (including post-petition interest thereon), penalties, liquidated damages, fees, costs, expenses, indemnifications, reimbursements, damages and other liabilities, whether now existing or hereafter arising, whether arising before or after the commencement of any case with respect to any obligor thereof under the Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, or secured or unsecured, and including without limitation Acceleration Premium.

“Officer” means the Chairman, Vice Chairman, Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Company.

“Officers’ Certificate” means a written certificate containing the statements specified in Section 14.05, signed by any two Officers and delivered to the Trustee.

“Opinion of Counsel” means a written opinion containing the statements specified in Section 14.05, from legal counsel, who may be an employee of, or counsel to, the Company, who is acceptable to the Trustee and delivered to the Trustee.

“Other Securities” means the Company’s 10% Series B Convertible Senior Secured Notes due 2015 issued pursuant to the Other Securities Indenture.

“Other Securities Indenture” means the indenture, dated as of the Issue Date, among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee, pursuant to which the Other Securities were issued on the Issue Date.

“Permitted Liens” means “Permitted Liens” as such term is defined in the Other Securities Indenture.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

“PIK Interest” means interest paid in the form of (1) an increase in the outstanding principal amount of the Securities or (2) the issuance of PIK Securities.

“PIK Securities” means additional Securities issued under this Indenture on the same terms and conditions as the Securities issued on the Issue Date in connection with the payment of PIK Interest.

“Principal Amount” or “principal amount” of a Security means the Principal Amount as set forth on the face of the Security or, in the case of a Global Security, as such Principal Amount may be increased or decreased as set forth in Schedule I attached thereto, in all cases including any increase in the principal amount of the Securities as a result of the payment of PIK Interest.

“Principal Market” means The NASDAQ Global Select Market or such other stock exchange or electronic quotation system on which the Common Stock is listed or quoted as of the applicable Trading Day.

“Qualified Receivables Financing” means “Qualified Receivables Financing” as such term is defined in the Other Securities Indenture.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Issue Date, among the Company, the Guarantors party thereto and the Holders party thereto, relating to the Securities.

“Reinvestment Rate” shall mean with respect to the Securities, 0.50% plus the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Statistical Release under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the accelerated payment date of the Securities. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Acceleration Premium shall be used.

“Required Charter Amendment” means an amendment to the Certificate of Incorporation increasing the Company’s total number of shares of Common Stock authorized for issuance to no less than 6,045,422,914 shares of Common Stock.

“Responsible Officer” means, when used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor division or unit) of the Trustee located at the Corporate Trust Office of the Trustee, who shall have direct responsibility for the administration of this Indenture, and for the purposes of Section 7.01(c)(ii) and the second sentence of Section 7.05 shall also include any other officer of the Trustee to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Subsidiary” means “Restricted Subsidiary” as such term is defined in the Other Securities Indenture.

“Restructuring Agreement” means the letter agreement related to restructuring, dated as of April 29, 2011, among the Company and the participating lenders party thereto.

“Rule 144A” means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

“SEC” means the Securities and Exchange Commission.

“Secured Indebtedness” means any Indebtedness secured by a Lien.

“Secured Obligations” means the Restructuring Note Obligations (as defined in the Collateral Trust Agreement).

“Secured Parties” means the Trustee, each Holder and each other holder of Secured Obligations.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Security” or “Securities” means any of the Company’s 10% Series A Convertible Senior Secured Notes due 2015, as amended or supplemented from time to time, issued under this Indenture, including any PIK Securities issued in respect of Securities and any increase in the principal amount of outstanding Securities as a result of the payment of PIK Interest.

“Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the Issue Date, by and among the Company, the Subsidiaries of the Company from time to time party thereto and the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), and any other pledge or security agreement entered into, after the date of this Indenture by the Company or any Subsidiary (as required by this Indenture or any Collateral Document), or any other Person, as the same may be amended, amended and restated, restated, supplemented, modified, extended, renewed or replaced from time to time.

“Security and Collateral Agency Agreement” means the Security and Collateral Agency Agreement, dated as of the Issue Date, among the Company, certain of its Subsidiaries from time to time party thereto, the Bank Group Representative, the Collateral Trustee and JPMorgan Chase Bank, National Association, as collateral agent for the benefit of the Bank Group Secured Parties (as defined in the Senior Priority Lien Intercreditor Agreement) and the Secured Parties (as defined in the Collateral Trust Agreement), as the same may be amended, amended and restated, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time.

“Securityholder” or “Holder” means a Person in whose name a Security is registered on the Registrar’s books.

“Senior Lenders” has the meaning set forth in the Senior Priority Lien Intercreditor Agreement.

“Senior Priority After-Acquired Property” means any and all assets or property of the Company or any Guarantor that secures any Bank Indebtedness that is not already subject to the Lien under the Collateral Documents, except to the extent such asset or property constitutes Excluded Property.

“Senior Priority Lien Intercreditor Agreement” means the intercreditor agreement, dated as of the Issue Date, among JPMorgan Chase Bank, National Association, as administrative agent under the Amended and Restated Credit Agreement, the Collateral Trustee, as collateral trustee under the Collateral Trust Agreement, Wilmington Trust Company, as agent under the Contribution Deferral Agreement, the ABL Agent (solely for purposes of acknowledging certain provisions) and the other parties from time to time party thereto, as it may be amended, amended and restated, restated, supplemented, modified replaced, extended, restructured or renewed from time to time in accordance with this Indenture.

“Senior Priority Lien Obligations” means (i) all Bank Indebtedness secured by a Lien, (ii) Swap Obligations of the Company and its Subsidiaries, (iii) all Bank Group Cash Management Obligations, (iv) all obligations of the Company and its Subsidiaries secured pursuant to an Asset Backed Credit Facility, if any, and (v) all obligations pursuant to the Contribution Deferral Agreement.

“Significant Subsidiary” has the meaning ascribed to such term in Regulation S-X (17 CFR Part 210). Unless the context requires otherwise, “Significant Subsidiary” shall refer to a Significant Subsidiary of the Company.

“Stated Maturity” when used with respect to any Security, means the date on which the principal amount of such Security becomes due and payable as therein or herein provided, whether at the date specified as the maturity date in the form of Security or by declaration of acceleration, call for redemption or otherwise.

“Subordinated Indebtedness” means (a) with respect to the Company, any Indebtedness of the Company which is by its terms subordinated in right of payment to the Securities, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to its Guarantee.

“Subsidiary” means any Person of which at least a majority of the outstanding Voting Stock or the majority of the outstanding voting power of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Swap Obligations” means any and all obligations of the Company or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder entered into with a counterparty that was a lender or an Affiliate of a lender under the Credit Agreement at the time such Swap Agreement was entered into, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction.

“TIA” means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

“Trading Day” means a day during which trading in securities generally occurs on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

“Transactions” means (i) the execution, delivery and performance by the Company of the Amended and Restated Credit Agreement, the borrowing of loans thereunder and the use of the proceeds thereof, the issuance of letters of credit thereunder and the execution, delivery and performance by the Company and the Subsidiary guarantors of the other Loan Documents (as defined in the Amended and Restated Credit Agreement), (ii) the consummation of the Non-US Tranche Conversion and Termination, the Swingline Loan Conversion, the Revolving Loan Conversion, the Deferred Amounts Conversion, the Term Loan Exchange and the Equity Exchange (all as defined in the Amended and Restated Credit Agreement) and (iii) the consummation of those certain transactions defined in the Restructuring Agreement.

“Trustee” means the party named as the “Trustee” in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent successor.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other jurisdiction the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Vehicle Title Custodial Agreement” means that certain Amended and Restated Custodial Administration Agreement, dated as of the Issue Date, by and among the Company, certain of the Subsidiaries of the Company from time to time party thereto, VINtek, Inc., the Bank Group Representative, the Collateral Trustee and JPMorgan Chase Bank, National Association, as collateral agent under the Security and Collateral Agency Agreement, as the same may be amended, amended and restated, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time.

“Voting Stock” of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 1.02. Other Definitions.

Term	Defined in Section
Act	Section 1.05(a)
Agent Members	Section 2.12(b)(v)
As-Converted-to-Common-Stock-Basis	Section 11.01
Conversion Agent	Section 2.03
Conversion Date	Section 10.02
Conversion Rate	Section 10.06
Conversion Shares	Section 10.01
Depositary	Section 2.01(a)
DTC	Section 2.01(a)
Event of Default	Section 6.01
Ex-Date	Section 10.06(f)
Legal Holiday	Section 14.08
Paying Agent	Section 2.03
Record Date	Section 10.06(g)
Registrar	Section 2.03
Rule 144A Information	Section 4.05
Spin-Off	Section 10.06(c)
Trigger Event	Section 10.06(b)

Section 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Securities.

“indenture security holder” means a Securityholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company.

All other TIA terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule have the meanings assigned to them by such definitions.

Section 1.04. Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it in this Article;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c) “or” is not exclusive;

(d) “including” means including, without limitation;

(e) words in the singular include the plural, and words in the plural include the singular;

(f) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision hereof;

(g) unsecured Indebtedness shall not be deemed to be subordinated or junior to secured Indebtedness merely because it is unsecured, (2) secured Indebtedness shall not be deemed to be subordinated or junior to any other secured Indebtedness merely because it has a junior priority with respect to the same collateral and (3) Indebtedness that is not guaranteed shall not be deemed to be subordinated or junior to Indebtedness that is guaranteed merely because of such guarantee; and

(h) references herein to Articles, Sections, Annexes and Exhibits are references to Articles, Sections, Annexes and Exhibits to this Indenture unless the context otherwise clearly indicates.

Section 1.05. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority.

The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of registered Securities shall be proved by the register maintained by the Registrar.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Article II

THE SECURITIES

Section 2.01. Form and Dating. The Securities and the Trustee’s certificate of authentication shall be substantially in the form set forth on Exhibit A, which is a part of this Indenture and incorporated by reference herein. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage; provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company. The Company shall provide any such notations, legends or endorsements to the Trustee in a Company Order. Each Security shall be dated the date of its authentication.

The terms and provisions contained in the Securities will constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

(a) Issuance of Global Securities. Securities shall be issued in the form of a Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary and registered in the name of The Depository Trust Company (“DTC”) or the nominee thereof (such depositary, or any successor thereto, and any such nominee being hereinafter referred to as the “Depositary”), duly executed by the Company and authenticated by the Trustee as hereinafter provided, to the extent such

Securities at that time are DTC eligible securities. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided. The Company initially appoints DTC to act as Depositary with respect to the Global Securities.

(b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect the payment of PIK Interest, exchanges, redemptions and conversions.

Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with written instructions given by the Holder thereof as required by Section 2.11 hereof and shall be made on the records of the Trustee and the Depositary.

(c) Book-Entry Provisions. The Company shall execute and the Trustee shall, upon receipt of a Company Order and in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (c) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

(d) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit A attached hereto.

Section 2.02. Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer of the Company on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an officer or other authorized signatory of the Trustee, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $140,000,000 upon receipt of a Company Order and an Opinion of Counsel covering such matters as the Trustee or the Collateral Trustee may reasonably request without any further action by the Company. In addition, in connection with the payment of PIK Interest, the Trustee shall upon receipt of a Company Order and an Opinion of Counsel authenticate and deliver PIK Securities for an aggregate principal amount specified in such Company Order for such PIK Securities issued hereunder. No other Securities may be authenticated and delivered hereunder.

The Securities shall be issued only in registered form without coupons and only in minimum denominations of $1.00 of Principal Amount and any integral multiple thereof.

Section 2.03. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (“Registrar”), an office or agency where Securities may be presented for purchase or payment (“Paying Agent”) and an office or agency where Securities may be presented for conversion (“Conversion Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.04. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.04.

The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee by a Company Order of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

Section 2.04. Paying Agent to Hold Money in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any Default by the Company in making any such payment. At any time during the continuance of any such Default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

Section 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on March 15 and September 15 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06. Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Securities, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder’s attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder’s attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

None of the Trustee, the Registrar or the Company shall be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Article III and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

(b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

(c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

(d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

(e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

(f) All Global Securities and Certificated Securities issued upon any registration of transfer or exchange of Global Securities or Certificated Securities will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Certificated Securities surrendered upon such registration of transfer or exchange.

(g) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar to effect a registration of transfer or exchange may be submitted by facsimile.

(h) Each Holder of a Security agrees to indemnify the Trustee and the Company against any liability that may result from the transfer, exchange or assignment of such Holder’s Security in violation of any provision of this Indenture and/or applicable United States federal or state securities laws.

(i) None of the Trustee, Paying Agent, Registrar or Conversion Agent shall have any obligation or duty to monitor, determine or inquire as to compliance with restrictions, if any, on transfer imposed under this Indenture or under any applicable law with respect to any transfer of any interest in any Security or any shares of Common Stock issuable in respect thereof or otherwise pursuant to this Indenture (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Securities) other than to require delivery of such certificates or other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(j) Neither the Trustee, the Registrar, the Paying Agent or the Conversion Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 2.07. Replacement Securities. If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Company or a Responsible Officer of the Trustee that such Security has been acquired by a protected purchaser (within the meaning of Section 8-303 of the Uniform Commercial Code), the Company shall execute, and upon the Trustee’s receipt of a Company Order, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.08. Outstanding Securities; Determinations of Holders’ Action. Securities outstanding at any time are all the Securities authenticated by the Trustee (including any outstanding PIK Securities and any increased principal amounts as a result of the payment of PIK Interest), except for those cancelled by it or delivered to it for cancellation, those paid pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities of which a Responsible Officer of the Trustee has actual knowledge to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Article IV and Article IX). Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any Affiliate of the Company, and the Trustee shall be entitled to accept and rely upon such Officers’ Certificate as conclusive evidence of the facts set forth therein and of the fact that all Securities not listed therein are outstanding for the purpose of any determination. To the extent permitted by the TIA, certain provisions of the TIA applicable to the foregoing have been expressly excluded and are covered by Section 6.04 and Section 6.05 hereof.

If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

If the Paying Agent or the Conversion Agent, as the case may be, holds, in accordance with this Indenture, on a redemption date or on Stated Maturity, money sufficient to pay amounts owed with respect to Securities payable on that date with respect to the Paying Agent in respect of payments in cash in connection with a redemption or the payment of principal at Stated Maturity, then immediately after such redemption date or Stated Maturity, as the case may be, such Securities (or portion thereof) repaid shall cease to be outstanding and interest, if any, premium, if any, and Liquidated Damages, if any, on such Securities (or portion thereof) repaid shall cease to accrue; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture and the Securities or provision therefor satisfactory to the Trustee has been made.

If a Security is converted in accordance with Article X, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and interest, if any, shall cease to accrue on such Security.

Section 2.09. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall, upon receipt of a Company Order, authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 2.10. Cancellation. All Securities surrendered for payment or redemption by the Company pursuant to conversion, redemption or registration of transfer or exchange (other than Securities exchanged pursuant to Section 10.02), shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article X, except as otherwise permitted by this Indenture. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee’s customary procedure.

Section 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the Principal Amount of the Security in respect thereof, premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, thereon, for the purpose of conversion, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 2.12. Global Securities. (a) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that the foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.06 and this Section 2.12.

(b) The provisions of clauses (i), (ii), (iii) and (iv) below shall apply only to Global Securities:

(i) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof; provided that a Global Security may be exchanged for Securities registered in the names of any Person designated by the Depositary in the event that (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a “clearing agency” registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (y) the Company has provided the Depositary with written notice that it has decided to discontinue use of the system of book-entry transfer through the Depositary or any successor Depositary or (z) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (x) or (y) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (z) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

(ii) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall, upon receipt of a Company Order, authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(iii) Subject to the provisions of clause (v) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

(iv) In the event of the occurrence of any of the events specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

(v) Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. None of the Trustee, the Paying Agent, the Registrar or the Conversion Agent shall have any responsibility or obligation to any beneficial owner in a Global Security, an Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Agent Member, with respect to any ownership interest in the Securities or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount or the delivery or any securities or other assets, under or with respect to such Securities. All notices and communications to be given to the Securityholders and all payments and deliveries to be made to Securityholders under the Securities and this Indenture shall be given or made only to or upon the order of the registered holders (which shall be the Depositary or its nominee in the case of the Global Security). The rights of beneficial owners in the Global Security shall be exercised only through the Depositary subject to the applicable procedures. The Trustee, the Paying Agent, the Security Registrar and the Conversion Agent shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. The Trustee, the Paying Agent, the Security Registrar and the Conversion Agent shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered holder of any Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, interest and Liquidated Damages, if any, and securities and other assets, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Trustee, the Paying Agent or the Security Registrar shall have any responsibility or liability for any acts or omissions of the Depositary with respect to such Global Security, for the records of any such Depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between the Depositary and any Agent Member or between or among the Depositary, any such Agent Member and/or any holder or owner of a beneficial interest in such Global Security, or for any transfers of beneficial interests in any such Global Security. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

Section 2.13. CUSIP Numbers. The Company may issue the Securities with one or more “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

Section 2.14. PIK Interest.

(a) On each interest payment date, the Company shall pay interest on the Securities entirely in PIK Interest. No later than two Business Days prior to the relevant interest payment date the Company shall deliver to the Trustee and the Paying Agent (if other than the Trustee), (i) with respect to Securities represented by Certificated Securities, the required amount of new PIK Securities represented by Certificated Securities (rounded up to the nearest whole dollar) and a Company Order to authenticate and deliver such PIK Securities or (ii) with respect to Securities represented by one or more Global Securities, a Company Order to increase the outstanding principal amount of such Global Securities by the required amount (rounded up to the nearest whole dollar) (or, if necessary, pursuant to the requirements of the Depositary or otherwise, the required amount of new PIK Securities represented by Global Securities (rounded up to the nearest whole dollar) and a Company Order to authenticate and deliver such new Global Securities).

(b) Any PIK Securities shall, after being executed and authenticated pursuant to Section 2.02, be (i) if such PIK Securities are Certificated Securities, mailed to the Person entitled thereto as shown on the register maintained by the Registrar for the Certificated Securities as of the relevant record date or (ii) if such PIK Securities are Global Securities, deposited into the account specified by the Holder or Holders thereof as of the relevant record date. Alternatively, in connection with any payment of PIK Interest, the Company may direct the Paying Agent to make appropriate amendments to the schedule of principal amounts of the relevant Global Securities outstanding for which PIK Securities will be issued and arrange for deposit into the account specified by the Holder or Holders thereof as of the relevant record date.

(c) Payment shall be made in such form and terms as specified in this Section 2.14 and the Company shall and the Paying Agent may take additional steps as is necessary to effect such payment. The Company may not issue PIK Securities in lieu of paying interest in cash if such interest is payable with respect to any principal amount that is due and payable, whether at Stated Maturity, upon redemption, repurchase or otherwise.

Article III

REDEMPTION OF SECURITIES

Section 3.01. Right of Redemption. No sinking fund is provided for the Securities. The Securities may be redeemed at any time at the election of the Company, as a whole or from time to time in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, and Liquidated Damages, if any, to the redemption date.

The Company may, at any time and from time to time, purchase Securities in the open market or otherwise, subject to compliance with this Indenture and all applicable securities laws.

Section 3.02. Applicability of Article. Redemption of Securities, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

Section 3.03. Notices to Trustee. If the Company elects to redeem Securities pursuant to Section 3.01, it shall notify the Trustee in writing of (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Securities to be redeemed and (iv) the redemption price. The Company shall give notice to the Trustee provided for in this paragraph at least 30 days but not more than 60 days before a redemption date, unless a shorter period is acceptable to the Trustee. Such notice shall be accompanied by an Officers’ Certificate and Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein, as well as such notice required to be delivered under Section 3.05 below. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled in writing at any time prior to notice of such redemption being mailed to any holder and shall thereby be void and of no effect.

Section 3.04. Selection of Securities to Be Redeemed. In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee on a pro rata basis or by lot to the extent practicable or such other method as the Trustee shall deem fair and appropriate; provided that no Securities of $1.00 or less shall be redeemed in part. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1.00. Securities and portions of them the Trustee selects shall be in amounts of $1.00 or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

Section 3.05. Notice of Redemption.

(a) At least 30 days but not more than 60 days before a redemption date pursuant to Section 3.01, the Company shall mail or cause to be mailed by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

Any such notice shall be prepared by the Company and shall identify the Securities to be redeemed and shall state:

(i) the redemption date;

(ii) the redemption price and the amount of accrued interest to the redemption date;

(iii) the name and address of the Paying Agent;

(iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price, plus accrued interest and Liquidated Damages, if any;

(v) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

(vi) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest and Liquidated Damages, if any, on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(vii) if the redemption date is after the second anniversary of the Issue Date, the Conversion Price that the Securities subject to redemption may be converted at any time before the close of business on the second Business Day immediately preceding the redemption date and the place or places where such Securities may be surrendered for conversion;

(viii) the CUSIP number, ISIN and/or “Common Code” number, if any, printed on the Securities being redeemed; and

(ix) that no representation is made as to the correctness or accuracy of the CUSIP number or ISIN and/or “Common Code” number, if any, listed in such notice or printed on the Securities.

(b) At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense. In such event, the Company shall provide the Trustee with an Officers’ Certificate requesting that the Trustee give such notice and including the notice required by this Section at least three Business Days prior to the date such notice is to be provided to Holders in the final form such notice is to be delivered to Holders and such notice may not be canceled.

Section 3.06. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.05, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest and Liquidated Damages, if any, to, but not including, the redemption date; provided, however, that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued interest and Liquidated Damages, if any, shall be payable to the holder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any holder shall not affect the validity of the notice to any other holder.

Section 3.07. Deposit of Redemption Price. With respect to any Securities, prior to 10:00 a.m., New York City time, on the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Securities or portions thereof to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancellation. On and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest and Liquidated Damages, if any on, the Securities to be redeemed, unless the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture.

Section 3.08. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall, upon receipt of a Company Order, authenticate for the Holder (at the Company’s expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

Article IV

COVENANTS

Section 4.01. Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any cash payments to be given to the Trustee or Paying Agent, as the case may be, shall be deposited with the Trustee or Paying Agent, as the case may be, in immediately available funds by 10:00 a.m. (New York City time) by the Company. Liquidated Damages, if any, Principal Amount, premium, if any, and interest, if any, due on overdue amounts shall be considered paid on the applicable date due if at 10:00 a.m. (New York City time) on such date the Trustee or the Paying Agent, as the case may be, holds, in accordance with this Indenture, money sufficient to pay all such amounts then due.

PIK Interest shall be paid in the manner provided in Section 2.14. Any payment of PIK Interest shall be considered paid on the date it is due if on such date (1) if PIK Securities (including PIK Securities that are Global Securities) have been issued therefor, such PIK Securities have been authenticated in accordance with the terms of this Indenture and (2) if the payment is made by increasing the principal amount of Global Securities then authenticated, the Trustee has increased the principal amount of Global Securities then authenticated by the required amount.

The Company shall, to the extent permitted by law, pay interest on overdue amounts in cash at the rate per annum set forth in paragraph 1 of the Securities, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in addition to the continued accrual of interest on the Securities.

Section 4.02. SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided to the Trustee at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Trustee shall have no duty to examine any such reports, information or documents to determine whether or not they comply with the requirements of this Section or otherwise; its only duty being to file same in its records if and when received and to make them available for inspection during normal business hours by any Holder requesting same and at the expense of the Company. The Company further covenants and agrees to disclose in its Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K to be filed with the SEC from and after the date of this Indenture so long as any Securities remain outstanding, which disclosure will set forth the then outstanding aggregate principal amount of the Securities and the maximum number of shares of Common Stock which may be issued in connection therewith after taking into account any conversions of Securities as of the end of the fiscal period to which such report relates and, to the extent available, as of a more recent date for which such information is available at the time such report is filed with the SEC.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable form information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates as provided in Section 4.03).

Section 4.03. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ended December 31, 2011) an Officers’ Certificate, stating whether or not, to the best knowledge of the signers thereof, the Company, as of the date of such Officers’ Certificate, is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such Defaults or Events of Defaults, the nature and status thereof of which they may have knowledge and what action the Company is taking or proposes to take with respect thereto.

The Company shall deliver to the Trustee promptly (and in any event within 10 Business Days) after an Officer becomes aware of the occurrence thereof, written notice of any Event of Default, Default or any event which with the giving of notice or the lapse of time, or both, would become an Event of Default in the form of an Officers’ Certificate specifying such Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

Section 4.04. Maintenance of Office or Agency. The Company will maintain an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.02.

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

Section 4.05. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of Common Stock delivered upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act or any successor provisions. Whether a Person is a beneficial owner shall be determined by the Company to the Company’s reasonable satisfaction.

Section 4.06. Liquidated Damages.

If at any time Liquidated Damages become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee an Officers’ Certificate to that effect and stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such damages are payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such Officers’ Certificate at the Corporate Trust Office of the Trustee, the Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the Persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

Section 4.07. Existence. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except for such rights, licenses, permits, privileges and franchises the loss of which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, conveyance, transfer or lease permitted under Article V or any asset sale not prohibited by the terms of this Indenture.

Section 4.08. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition (ordinary wear and tear, casualty and condemnation excepted), except in any case where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 4.09. After-Acquired Property. Subject to the terms, conditions and provisions set forth in the Collateral Documents, the Company and the Guarantors agree that all Senior Priority After-Acquired Property shall be Collateral under this Indenture and all appropriate Collateral Documents and shall take all necessary action, including the execution and delivery of such mortgages, deeds of trust, security instruments, supplements and joinders to security instruments, financing statements, certificates and opinions of counsel (in each case, in accordance with the applicable terms and provisions of this Indenture and the Collateral Documents), so that such Senior Priority After-Acquired Property is subject to the Lien of appropriate Collateral Documents and such Lien is perfected and has priority over other Liens in each case to the extent required by and in accordance with the applicable terms and provisions of this Indenture and the applicable Collateral Documents.

Section 4.10. Future Subsidiary Guarantors. The Company shall cause each Domestic Subsidiary that guarantees any Indebtedness of the Company or any of its Restricted Subsidiaries in an aggregate amount of $5.0 million or more to (a) promptly execute and deliver to the Trustee a supplemental indenture substantially in the form of Exhibit B pursuant to which such Domestic Subsidiary shall guarantee the Secured Obligations on the same secured basis, (b) promptly execute and deliver to the Trustee and the Collateral Trustee a joinder to the Intercreditor Agreements and (c) within 45 days execute and deliver to the Collateral Trustee such Collateral Documents or supplements or joinders thereto as are necessary for such Domestic Subsidiary to become a grantor or mortgagor under all applicable Collateral Documents and take all actions so that the Lien of the Collateral Documents on the property and assets of such Domestic Subsidiary are perfected and have priority over other Liens to the extent required by, and in accordance with, the applicable terms and provisions of this Indenture and the Collateral Documents.

Section 4.11. Liens.

(a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, Incur or suffer to exist any Lien on or with respect to the Collateral other than Permitted Liens. Subject to the immediately preceding sentence, the Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, Incur or suffer to exist any Lien, other than Permitted Liens, on any asset or property of the Company or any such Restricted Subsidiary of the Company, or any income or profits therefrom, or assign or convey any right to receive income therefrom, whether owned at the Issue Date or thereafter acquired unless the Secured

Obligations are secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the Secured Obligations shall have with respect to such Subordinated Indebtedness) the obligation or liability secured by such Lien.

(b) Any Lien on property securing the Secured Obligations for the benefit of the Secured Parties shall be automatically and unconditionally released and discharged in accordance with the terms and provisions of the Intercreditor Agreements and, to the extent applicable and not in conflict with the Intercreditor Agreements, this Indenture and the other applicable Collateral Documents.

Article V

SUCCESSOR CORPORATION

Section 5.01. When the Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

(a) (i) the Company shall be the resulting or surviving corporation or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, and (y) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Securities, this Indenture and the Collateral Documents;

(b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(c) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been complied with.

For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company would constitute all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 5.02. Successor Corporation to be Substituted. The successor corporation formed by such consolidation or into which the Company is merged or the successor corporation to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and except for the obligations the Company may have under a supplemental indenture pursuant to Section 10.12, the Company shall be discharged from all obligations and covenants under this Indenture, the Securities and the Collateral Documents. Subject to Section 9.06, the Company, the Trustee (upon receipt of a Company Order) and the successor corporation shall enter into a supplemental indenture (with endorsements of Guarantees thereon by the Guarantors) to evidence such succession, substitution and exercise of every right and power of such successor corporation and such discharge and release of the Company.

Article VI

DEFAULTS AND REMEDIES

Section 6.01. Events of Default. Subject to the provisions set forth below in this Section 6.01, an “Event of Default” occurs if:

(a) the Company defaults in the payment of interest (pursuant to paragraph 1 of the Securities), if any, or Liquidated Damages, if any, payable on any Security when the same becomes due and payable and such default continues for a period of 30 days;

(b) the Company defaults in the payment of the Principal Amount or premium on any Security when the same becomes due and payable at its Stated Maturity, upon declaration, upon redemption, when due for purchase by the Company or otherwise;

(c) the Company fails to comply with any of its agreements in the Securities or this Indenture and such failure continues for 45 days;

(d) (i) the Company fails to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the stated principal amount of any of the Company’s or its Subsidiaries’ Indebtedness (including Indebtedness with respect to the Other Securities), or the acceleration of the final stated maturity of any such Indebtedness (other than Indebtedness with respect to the Other Securities) (which acceleration is not rescinded, annulled or otherwise cured within 10 days of receipt by the Company or such Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final stated maturity or which has been accelerated (in each case with respect to which the 10-day period described above has elapsed), aggregates $15.0 million or more at any time; or (ii) the acceleration of the final stated maturity of the Indebtedness with respect to the Other Securities;

(e) the Company or a Significant Subsidiary of the Company fails to pay when due any final, non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) aggregating in excess of $15.0 million, which judgments are not stayed, bonded or discharged within 60 days after their entry;

(f) the Company fails to issue Common Stock upon conversion of Securities by a Holder in accordance with the provisions of this Indenture and the Securities;

(g) any Guarantee by a Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted by the Company or such Guarantor, as applicable, not to be, in full force and effect (except pursuant to the release of any such Guarantee in accordance with the provisions of this Indenture);

(h) the IBT MOU shall be declared invalid or illegal, shall be terminated, or shall no longer be in full force and effect;

(i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 days;

(j) the Company or any Significant Subsidiary of the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or such Subsidiary of the Company or for any substantial part of its property or make any general assignment for the benefit of creditors;

(k) unless such Liens have been released in accordance with the provisions of this Indenture and the Collateral Documents, Liens in favor of the Collateral Trustee for the benefit of the Secured Parties with respect to all or a substantial portion of the Collateral cease to be valid, enforceable or perfected Liens (subject only to Permitted Liens) or the Company or any Guarantor shall assert, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable and, in the case of any Guarantor, the Company fails to cause such Guarantor to rescind such assertions within 30 days after the Company has actual knowledge of such assertions, or

(l) the Company or any Guarantor fails to comply with any of its agreements contained in the Collateral Documents, except for a failure that would not be material to the Holders of the Securities and would not materially affect the value of the Collateral taken as a whole, and such failure continues for 60 days after notice by the Trustee, Collateral Trustee or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding.

Section 6.02. Defaults and Remedies. If an Event of Default (other than an Event of Default specified in Section 6.01(d)(ii), Section 6.01(i) with respect to the Company or Section 6.01(j) with respect to the Company) occurs and is continuing, subject to the provisions, terms and conditions of the Intercreditor Agreements, the Trustee by notice to the Company and the Collateral Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company, the Trustee and Collateral Trustee, may declare all Secured Obligations (including the Acceleration Premium set forth in this Section 6.02) to be immediately due and payable in cash. Upon such a declaration, such Secured Obligations shall become and be immediately due and payable in cash subject to the provisions of Article XII. If an Event of Default specified in Section 6.01(d)(ii), Section 6.01(i) solely with respect to the Company or Section 6.01(j) solely with respect to the Company, occurs and is continuing, all Secured Obligations (including the Acceleration Premium set forth in this Section 6.02) shall become and be immediately due and payable in cash without any declaration or other act on the part of the Trustee or any Securityholder.

The Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee and the Collateral Trustee may rescind an acceleration and its consequences, including the payment of the Acceleration Premium, if (a) all existing Events of Default, other than the nonpayment of the principal of and other premium, accrued and unpaid interest and Liquidated Damages, if any, on the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (b) the Company has paid or deposited with the Trustee a sum in immediately available funds sufficient to pay (i) all overdue interest, if any, and Liquidated Damages, if any, on the Securities, (ii) the principal of any Security which has become due otherwise than by such declaration of acceleration, and (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest, Liquidated Damages, if any, and overdue principal, which has become due otherwise than by such declaration of acceleration; (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (d) all payments due to the Trustee and any predecessor Trustee under Section 7.07 have been made. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

If for any reason Secured Obligations are accelerated at any time pursuant to this Section 6.02, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Holder’s lost profits as a result thereof, the Company agrees to pay in respect of the Securities, upon the effective date of such acceleration, a repayment fee in the amount equal to the Acceleration Premium. Such Acceleration Premium shall be presumed to be the amount of liquidated damages sustained by Holders as a result of such acceleration and each of the Company and the Guarantors agrees that it is reasonable under the circumstances currently existing. In addition, Holders shall be entitled to such Acceleration Premium upon the occurrence of any Event of Default described in Section 6.01(d)(ii), Section 6.01(i) or Section 6.01(j) hereof, even if Holders elect, at their option, to provide financing to any obligor hereunder or permit the use of cash collateral under the Bankruptcy Code.

The Company and each Guarantor acknowledges, and, by accepting a Security, each Holder agrees, that each Holder of Securities has the right to maintain its investment in such Securities free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of an Acceleration Premium by the Company in the event that the Securities are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

Section 6.03. Other Remedies. If an Event of Default occurs and is continuing, subject to the provisions, terms and conditions of the Intercreditor Agreements, the Trustee may pursue any available remedy to collect the payment of the Principal Amount of all the Securities plus Acceleration Premium, plus all other premium, accrued and unpaid interest and Liquidated Damages, if any, thereon or to enforce the performance of any provision of the Securities, this Indenture or the Collateral Documents.

The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Past Defaults. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding (calculated in accordance with Section 2.08 and the definition of “Affiliate” hereunder, to the extent permitted by the TIA), by notice in writing to the Trustee (and without notice to any other Securityholder necessary), may waive an existing Default and its consequences, except (a) an Event of Default described in Section 6.01(a) or 6.01(b), (b) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected or (c) a Default which constitutes a failure to convert any Security in accordance with the terms of Article X. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 6.05. Control by Majority. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding (calculated in accordance with Section 2.08 and the definition of “Affiliate” hereunder, to the extent permitted by the TIA) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability. This Section 6.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 6.06. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

(a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

(b) the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

(c) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

(d) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

(e) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

Section 6.07. Rights of Holders to Receive Payment. Subject to the provisions of Article XII hereof, notwithstanding any other provision of this Indenture, the right of any Holder to receive payment (provided, however, that without the prior written consent of a Holder affected thereby, payments to be made to such Holder in shares of Common Stock cannot be made in cash in lieu of delivering such shares) of interest installments, Liquidated Damages, if any, the Principal Amount (including, without limitation, the Principal Amount of any Securities (or portions thereof) subject to conversion at the option of the Holder that has not been converted in full as of such date in accordance with the terms and conditions of this Indenture and the Securities), and premium, if any, due on overdue amounts in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, and to convert the Securities in accordance with Article X, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

Section 6.08. Collection Suit by Trustee. If an Event of Default described in Section 6.01(a) 6.01(b) or 6.01(f) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.07.

Section 6.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities or the property of the Company, any Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether interest installments, Liquidated Damages, if any, the Principal Amount (including, without limitation, the Principal Amount of any Securities (or portions thereof) subject to conversion at the option of the Holder that have not been converted in full as of such date in accordance with the terms and conditions of this Indenture and the Securities), premium, interest, if any, due on overdue amounts in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantors for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a) to file and prove a claim for any accrued and unpaid interest installments, Liquidated Damages, if any, the whole amount of the Principal Amount, premium, or interest, if any, due on overdue amounts in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.07) and of the Holders allowed in such judicial proceeding, and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10. Priorities. Subject to the terms, conditions and provisions of the Intercreditor Agreements and the Collateral Documents, any money collected by the Trustee pursuant to this Article VI, and any money or other property distributable in respect of the Secured Obligations after the occurrence of an Event of Default, shall be applied in the following order:

FIRST: to the Trustee (including any predecessor Trustee), its agents, professional advisors and counsel for amounts due under Section 7.07;

SECOND: to Securityholders for amounts due and unpaid on the Securities for any accrued and unpaid interest installments, Liquidated Damages, if any, the Principal Amount (including, without limitation, the Principal Amount of any Securities (or portions thereof) subject to conversion at the option of a Holder that have not been converted in full as of such date in accordance with the terms and conditions of this Indenture and the Securities), premium, or interest, if any, due on overdue amounts in respect of the Securities, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

THIRD: the balance, if any, to the Company or the Guarantors or to such other party as a court of competent jurisdiction shall direct.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid (to the extent such information is then known by the Trustee and is not superseded by an order issued by a court of competent jurisdiction).

Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 6.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of any interest installment, Liquidated Damages, if any, the Principal Amount (including, without limitation, the Principal Amount of any Securities (or portions thereof) subject to conversion at the option of the Holder that have not been converted in full as of such date in accordance with the terms and conditions of this Indenture and the Securities), premium, or interest, if any, due on overdue amounts in respect of the Securities, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article VII

TRUSTEE

Section 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties that are specifically set forth in this Indenture and no implied covenants or other obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts, statements, conclusions or opinions contained therein).

This Section 7.01(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

(c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(i) this paragraph (c) does not limit the effect of paragraph (b) or (e) of this Section 7.01;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee unless it is proved in a court of competent jurisdiction in a final and non-appealable decision that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or Section 13.02.

Section 7.01(c)(i), (ii) and (iii) shall be in lieu of Sections 315(d)(1), 315 (d) (2) and 315 (d)(3) of the TIA and such Sections 315 (d) (1), 315 (d) (2) and 315 (d) (3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to Section 7.01(a), (b), (c) and (e).

(e) The Trustee may refuse to perform any duty or exercise any right or power or expend or risk its own funds or otherwise incur any financial liability unless it receives security or indemnity satisfactory to it against any loss, liability or expense.

(f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on, or be required to invest, any money received by it hereunder unless otherwise agreed in writing with the Company.

Section 7.02. Rights of Trustee. Subject to the provisions of Section 7.01.

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in the absence of bad faith to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not, and shall not be under any obligation to, investigate any fact or other matter stated in any such document;

(b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may in the absence of bad faith rely conclusively upon an Officers’ Certificate and/or an Opinion of Counsel;

(c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

(d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it reasonably believes to be authorized or within its rights or powers conferred under this Indenture;

(e) the Trustee may consult with counsel selected by it and any advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, fees, expenses and liabilities which may be incurred by it in compliance with such request or direction;

(g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, during normal business hours and after reasonable prior notice to the Company, to examine the books, records and premises of the Company, personally or by agent or attorney, at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has received written notice of such Default or Event of Default at the Corporate Trust Office of the Trustee from the Company, any Guarantor or any Holder, and such notice references the Securities and this Indenture;

(j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(k) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(l) the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article IV;

(m) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty;

(n) the Company shall provide prompt written notice to the Trustee of any change to its fiscal year;

(o) neither the Trustee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Indenture or in connection therewith except to the extent caused by the Trustee’s gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(p) the Trustee shall not be required to give any bond or surety in respect of the performance of its duties hereunder.

Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Section 7.10 and Section 7.11.

Section 7.04. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company’s use or application of the proceeds from the Securities, it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act, in any offering document for, or in any document entered into in connection with the sale of, the Securities, in this Indenture or in the Securities (other than its certificate of authentication), all of which statements shall be taken as the statements of the Company. The Trustee shall have no duty to see to the performance or observance of, or to perform or observe, any of the covenants and agreements on the part of the Company, any Guarantor or any other Person to be performed or observed under this Indenture or any of the Securities or Guarantees.

The Trustee shall not be responsible for making any calculation or computation in respect of any matter referred to in this Indenture.

Section 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall give to each Securityholder notice of all such Defaults known to it within 90 days after any such Default occurs or, if later, within 15 days after it is actually known to a Responsible Officer of the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 6.01(a) and Section 6.01(b), if and as long as the Trustee also acts in the capacity of the Paying Agent, the Trustee may withhold the notice if and so long as a committee of Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interests of Securityholders. The second sentence of this Section 7.05 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

Section 7.06. Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this instrument, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b), if required by such Section 313(b).

A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly in writing whenever the securities become listed on any securities exchange and of any delisting thereof.

Section 7.07. Compensation and Indemnity. The Company agrees:

(a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) to reimburse the Trustee promptly following its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or any documents executed in connection herewith (including the reasonable compensation and the expenses and disbursements of its agents, professional advisors and one primary counsel and required local counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

(c) to indemnify the Trustee or any predecessor Trustee and their agents, officers, directors and employees for, and to hold them harmless against, any and all loss, damage, claim, liability, cost or expense (including attorneys’ fees and expenses of one primary counsel and required local counsel and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without gross negligence or willful misconduct on its part, as determined by a court of competent jurisdiction in a final and non-appealable decision, arising out of or in connection with this Indenture, the Securities and the acceptance or administration of the trust or trusts hereunder, including the documented costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section.

To secure the Company’s obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay interest installments, Liquidated Damages, if any, the Principal Amount (including, without limitation, the Principal Amount of any Securities (or portions thereof) subject to conversion at the option of a Holder that have not been converted in full as of such date in accordance with the terms and conditions of this Indenture and the Securities), premium, or interest, if any, due on overdue amounts, or shares of Common Stock to be issued with respect to any conversion at the election of any Holder in respect of any particular Securities (or portions thereof), and on the Collateral.

The Company’s obligations pursuant to this Section 7.07 and the Lien provided for herein shall survive the satisfaction and discharge of this Indenture and the Securities, the termination for any reason of this Indenture and the removal or resignation of the Trustee. In addition to, and without prejudice to its other rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(i) or Section 6.01(j), the expenses, including the reasonable charges and expenses of its counsel, and the compensation for the services, are intended to constitute expenses of administration under any bankruptcy law.

Section 7.08. Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.08. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

(a) the Trustee fails to comply with Section 7.10;

(b) the Trustee is adjudged bankrupt or insolvent;

(c) a receiver or public officer takes charge of the Trustee or its property; or

(d) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

If a successor Trustee does not take office within 30 days after the retiring Trustee gives its notice of resignation or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Section 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets (including the administration of the trust created by this Indenture) to, another entity, the resulting, surviving or transferee entity without the execution or filing of any paper or any further act of any of the parties hereto shall be the successor Trustee.

Section 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b). The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

Section 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

Article VIII

DISCHARGE OF INDENTURE

Section 8.01. Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation, (ii) all outstanding Securities have become due and payable or will become due and payable at the Stated Maturity within one year or (iii) all outstanding Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in each case, the Company irrevocably deposits with the Trustee cash, in immediately available funds, sufficient to pay and discharge all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.07), together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at Stated Maturity or redemption, as the case may be, and if in each case all other Secured Obligations have been paid and satisfied in full, then this Indenture shall, subject to Section 7.07, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand at the cost and expense of the Company and accompanied by (i) an Officers’ Certificate and (ii) a certificate from a nationally recognized firm of independent accountants expressing its opinion that the payment of such deposited cash without investment will provide cash at such times and in such amounts as will be sufficient to pay principal, premium, if any, interest and Liquidated Damages, if any, when due on all the Securities to Stated Maturity or redemption, as the case may be, and the Company shall promptly provide written notice of such satisfaction and discharge to the Collateral Trustee in accordance with the provisions of the Collateral Trust Agreement.

Section 8.02. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, as applicable, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

Article IX

AMENDMENTS

Section 9.01. Without Consent of Holders. The Company and the Trustee together may amend or supplement this Indenture, the Collateral Documents to which the Trustee is a party or the Securities without notice to or consent of any Securityholder or Guarantor:

(a) to comply with Article V or Section 10.12;

(b) to cure any ambiguity, defect or inconsistency;

(c) to make provisions with respect to the conversion right of the Holders pursuant to the requirements of Section 10.12 and Section 10.01;

(d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;

(e) to make any changes that would provide the holders of Securities with any additional rights or benefits;

(f) to make any change that does not adversely affect the rights of any Holder;

(g) to add additional Guarantors to this Indenture, any Collateral Document or the Collateral Trust Agreement, or to add Collateral to secure the Secured Obligations (as defined in the Collateral Trust Agreement) or otherwise enter into additional or supplemental Collateral Documents pursuant to this Indenture, any Collateral Document or otherwise;

(h) to release any Guarantor from any of its Secured Obligations under its Guarantee when permitted or required by this Indenture and the Collateral Documents, as applicable;

(i) to release Collateral from the Lien of this Indenture and the Collateral Documents when permitted or required by the Intercreditor Agreements and, to the extent applicable and not in conflict with the Intercreditor Agreements, this Indenture and the other Collateral Documents;

(j) to make, complete or confirm any grant of a Lien on Collateral permitted or required by this Indenture or any of the Collateral Documents or, to the extent required under the Intercreditor Agreements, to conform any Collateral Documents to reflect permitted amendments or modifications to comparable provisions under any Credit Agreement Documents, the Contribution Deferral Agreement or security documents in respect of obligations incurred pursuant to an Asset Backed Credit Facility, if any;

(k) to amend the Senior Priority Lien Intercreditor Agreement pursuant to Section 11.3 thereof or otherwise enter into an intercreditor agreement in respect of any Credit Agreement permitted hereby to the extent permitted under the Intercreditor Agreements and provided such intercreditor agreement is not less favorable to the Secured Parties (taken as a whole) than the Intercreditor Agreements in effect as of the Issue Date (it being understood that an intercreditor agreement providing for the subordination of Liens granted to the Bank Group Representative and the Collateral Trustee in accounts receivable and related assets to secure an Asset Backed Credit Facility shall not be deemed less favorable so long as the terms of such lien subordination are consistent with the lien subordination terms set forth in the Senior Priority Lien Intercreditor Agreement as in effect on the Issue Date (assuming such lien subordination was applicable to accounts receivable and related assets)); or

(l) to comply with the provisions of the TIA, or with any requirement of the SEC arising as a result of the qualification of this Indenture under the TIA.

Section 9.02. With Consent of Holders. The Company, the Guarantors and the Trustee may amend or supplement this Indenture, the Securities and the Collateral Documents without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities then outstanding. The Holders of a majority in aggregate Principal Amount of the Securities then outstanding may waive compliance by the Company with restrictive provisions of this Indenture other than as set forth in this Section 9.02 below, and waive any past Default under this Indenture and its consequences, except a Default in the payment of the principal of, premium due in respect of, or interest or Liquidated Damages on any Security or in respect of a provision which under this Indenture cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

Subject to Section 9.04, without the written consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

(a) change the Stated Maturity of the principal of, the time at which any Security may be redeemed, or any payment date of any installment of interest or Liquidated Damages, if any, on, any Security;

(b) reduce the principal amount of, premium due in respect of, or the rate of interest or Liquidated Damages, if any, on, any Security, whether upon acceleration, redemption or otherwise, or alter the manner of calculation of interest (including, without limitation, the rate of interest during the continuation of an Event of Default) or Liquidated Damages, if any, or the rate of accrual thereof on any Security;

(c) change the currency for payment of principal of, or interest, premium or Liquidated Damages, if any, on any Security;

(d) impair the right to receive payment of, or institute suit for the enforcement of any payment of, principal of, premium due in respect of, or interest or Liquidated Damages, if any, on, any Security when due;

(e) adversely affect the conversion rights provided in Article X;

(f) modify the ranking of the Securities or any Guarantee in a manner adverse to the rights of the Holders of the Securities;

(g) reduce the percentage of principal amount of the outstanding Securities necessary to modify or amend this Indenture or to consent to any waiver provided for in this Indenture;

(h) waive a Default in the payment of the principal amount of, premium due in respect of, or interest or Liquidated Damages, if any, on, any Security (except as provided in Section 6.02);

(i) make any changes in Section 6.04, Section 6.07 or this paragraph; or

(j) make any change in the provisions in the Intercreditor Agreements or this Indenture dealing with the application of proceeds of Collateral that would adversely affect the Holders.

In addition, except as otherwise provided in the Restructuring Note Documents (as defined in the Collateral Trust Agreement), without the consent of the Holders of at least 66 2/3% in aggregate principal amount of Securities then outstanding, no amendment or waiver may release all or substantially all of the Guarantors from their obligations under the Restructuring Note Documents or all or substantially all of the Collateral from the Lien of this Indenture and the Collateral Documents, or modify or supplement the Collateral Documents in any way that would be adverse to the Holders of the Securities in any material respect.

It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment. Failure to mail the notice or a defect in the notice shall not affect the validity of the amendment.

Section 9.03. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article IX shall comply with the TIA.

Section 9.04. Revocation and Effect of Consents. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder’s Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

Section 9.05. Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Company and the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

Section 9.06. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee need not sign such supplemental indenture. In signing such supplemental indenture, the Trustee shall, in addition to the documents required by Section 14.04 hereof, receive, and (subject to the provisions of Section 7.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is the legal, valid and binding obligation of the Company and any Guarantor party thereto, enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions thereof.

Section 9.07. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Article X

CONVERSIONS

Section 10.01. Conversion Privilege. Subject to the limitations on conversion set forth in paragraph 8 of the Security, a Holder of a Security may convert such Security into Common Stock (the shares of Common Stock issuable upon such conversion, the “Conversion Shares”) at any time after the second anniversary of the Issue Date at the Conversion Price then in effect; provided, however, in case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day next preceding the redemption date, unless the Company defaults in making payment due upon redemption.

The number of shares of Common Stock issuable upon conversion of a Security shall be determined by the Company by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The initial Conversion Price is set forth in paragraph 8 of the Securities and is subject to adjustment as provided in this Article X.

A Holder may convert the principal amount of a Security equal to $1.00 or any integral multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of $1.00 principal amount or integral multiples thereof of less than all of a Security.

Section 10.02. Conversion Procedure. To convert a Security, a Holder must satisfy the requirements in paragraph 8 of the Securities and (i) complete and manually sign the conversion notice on the back of the Security and deliver such notice to the Conversion Agent, (ii) surrender the Security to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (iv) pay any transfer or other tax, if required by Section 10.04 and (v) if the Security is held in book-entry form, complete and deliver to the Depositary appropriate instructions pursuant to the Depositary’s book-entry conversion programs. The date on which the Holder satisfies all of the foregoing requirements is the “Conversion Date”. As soon as practicable, but in no event more than three (3) Business Days, after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a book-entry notation of the number of whole shares of Common Stock issuable upon the conversion.

The Person in whose name the certificate is registered shall be deemed to be a stockholder of record on the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such Person shall no longer be a Holder of such Security.

No payment or adjustment will be made for accrued interest, if any, or Liquidated Damages, if any, on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of a Security (provided that the shares of Common Stock received upon conversion of Securities shall be entitled to receive, at the next interest payment date, any accrued and unpaid Liquidated Damages with respect to the converted Securities), but if any Holder surrenders a Security for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest or Liquidated Damages, if any, payable on such interest payment date shall be paid to the Holder of such Security on such record date. In such event, such Security, when surrendered for conversion, must be accompanied by delivery of a check payable to the Conversion Agent in an amount equal to the interest or Liquidated Damages, if any, payable on such interest payment date on the portion so converted. If such payment does not accompany such Security, the Security shall not be converted; provided, however, that no such check shall be required if such Security is surrendered for conversion on the interest payment date. If the Company defaults in the payment of interest or Liquidated Damages, if any, payable on the interest payment date, the Conversion Agent shall repay such funds to the Holder. The Conversion Rate and Conversion Price shall be calculated by the Company and communicated to the Trustee and Conversion Agent in the form of an Officers’ Certificate.

If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

Section 10.03. Adjustments Below Par Value. Before taking any action which would cause an adjustment decreasing the Conversion Price so that the shares of Common Stock issuable upon conversion of the Securities would be issued for less than the par value of such Common Stock, the Company will take all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

Section 10.04. Taxes on Conversion. If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder’s name. The Company may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder’s name until the Company receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder’s name. Nothing herein shall preclude any tax withholding required by law or regulations.

Section 10.05. Company to Provide Stock. The Company shall, upon the effectiveness of the Required Charter Amendment, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities for shares of Common Stock.

No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered, with any fractional share of Common Stock that would have been issuable upon the conversion of any Security or Securities, rounded up to the nearest whole share of Common Stock.

The Company covenants that all shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free of any lien or adverse claim.

The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to be approved for listing or included for quotation, as the case may be, such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

Section 10.06. Adjustment of Conversion Rate. The conversion rate (the “Conversion Rate”) shall be the initial conversion rate set forth in paragraph 8 of the form of Security attached hereto as Exhibit A-1 and shall be adjusted from time to time by the Company if any of the following events occurs:

(a) If the Company, at any time or from time to time while any of the Securities are outstanding, exclusively issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination, then the Conversion Rate will be adjusted based on the following formula

CR’=	CR0 x OS’
OS0

where

CR0	=	the Conversion Rate in effect immediately prior to the Ex-Date of such dividend or distribution, or the effective date of such share split or share combination, as applicable;

CR’	=	the Conversion Rate in effect immediately after such Ex-Date or effective date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to such Ex-Date or effective date; and

OS’ =		the number of shares of Common Stock outstanding immediately after such Ex-Date or effective date.

Such adjustment shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution, or the date fixed for determination for such share split or share combination. If any dividend or distribution of the type described in this Section 10.06(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(b) If the Company, at any time or from time to time while any of the Securities are outstanding, issues to all holders of Common Stock any rights or warrants entitling them for a period of not more than 60 calendar days to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Last Reported Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on the Business Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be adjusted based on the following formula (provided that the Conversion Rate will be readjusted to the extent such rights or warrants are not exercised prior to their expiration):

CR’=	CR0 x	OS0 + X
OS0 + Y

where

CR0	=	the Conversion Rate in effect immediately prior to the Ex-Date for such issuance;

CR’	=	the Conversion Rate in effect immediately after such Ex-Date;

OS0	=	the number of shares of Common Stock outstanding immediately after such Ex-Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights divided by the average of the Last Reported Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on the Business Day immediately preceding the date of announcement of the issuance of such rights.

To the extent such rights or warrants are not exercised prior to their expiration or termination, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the average of the Last Reported Sale Prices of Common Stock for the 10 consecutive Trading Day period ending on the Business Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration, if other than cash, as shall be determined in good faith by the Board of Directors of the Company.

For the purposes of this Section 10.06(b), rights or warrants distributed by the Company to all holders of Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a “Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.06(b), (and no adjustment to the Conversion Rate under this Section 10.06(b) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 10.06(b). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of Indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 10.06(b) was made, (x) in the case of any such rights or warrants which shall all have been redeemed or purchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final purchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all applicable holders of Common Stock as of the date of such redemption or purchase, and (y) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

(c) If the Company, at any time or from time to time while the Securities are outstanding, distributes shares of any class of Capital Stock of the Company, evidences of Indebtedness or other assets or property of the Company to all holders of its Common Stock, excluding: (i) dividends or distributions referred to in Section 10.06(a); (ii) rights or warrants referred to in Section 10.06(b); (iii) dividends or distributions paid exclusively in cash; and (iv) Spin-Offs (as defined below) to which the provisions set forth below in this Section 10.06(c) shall apply; then the Conversion Rate will be adjusted based on the following formula:

CR’=	CR0 x	SP0
SP0 – FMV

where

CR0	=	the Conversion Rate in effect immediately prior to the Ex-Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after such Ex-Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading-Day period ending on the Business Day immediately preceding the Ex-Date for such distribution; and

FMV	=	the Fair Market Value (as determined by the Board of Directors of the Company) of the shares of Capital Stock, evidences of Indebtedness, assets or property distributed with respect to each outstanding share of the Common Stock on the record date for such distribution.

Such adjustment shall become effective immediately prior to the opening of business on the day following the record date for such distribution. If the Board of Directors of the Company determines the Fair Market Value of any distribution for purposes of this Section 10.06(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the average of the Last Reported Sale Prices of the Common Stock.

With respect to an adjustment pursuant to this Section 10.06(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit (a “Spin-Off”), the Conversion Rate in effect immediately before 5:00 p.m., New York City time, on the effective date of the Spin-Off shall be increased based on the following formula:

CR’=	CR0 x	FMV0 + MP0
MP0

where

CR0	=	the Conversion Rate in effect immediately prior to the effective date of the adjustment;

CR’	=	the Conversion Rate in effect immediately after the effective date of the adjustment;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first ten consecutive Trading Day period after the effective date of the Spin-Off; and

MP0	=	the average of the Last Reported Sale Prices of Common Stock over the first ten consecutive Trading Day period after the effective date of the Spin-Off.

The adjustment to the Conversion Rate under the preceding paragraph will occur on the tenth Trading Day from, and including, the effective date of the Spin-Off; provided that in respect of any conversion within the 10 Trading Days following the effective date of any Spin-Off, references within this Section 10.06(c) to “10 days” shall be deemed replaced with such lesser number of Trading Days as have elapsed between the effective date of such Spin-Off and the Conversion Date in determining the applicable Conversion Rate.

(d) If any cash dividend or other distribution is made to all holders of Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR’=	CR0 x	SP0
SP0 – C

CR0	=	the Conversion Rate in effect immediately prior to the Ex-Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the Ex-Date for such distribution;

SP0	=	the Last Reported Sale Price of a share of Common Stock on the Trading Day immediately preceding the Ex-Date for such distribution; and

C	=	the amount in cash per share the Company distributes to holders of Common Stock.

(e) If the Company or any Subsidiary makes a payment in respect of a tender offer or exchange offer for Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

CR’=	CR0 x	AC + (SP’ x OS’)
OSo x SP’

CR0	=	the Conversion Rate in effect on the date the tender or exchange offer expires;

CR’	=	the Conversion Rate in effect on the day next succeeding the date the tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for shares purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

OS’	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires; and

SP’	=	the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading Day period commencing on the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 10.06(e) shall occur on the tenth Trading Day from, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion within the 10 Trading Days beginning on the Trading Day next succeeding the date the tender or exchange offer expires, references within this Section 10.06(e) to “10 days” shall be deemed replaced with such lesser number of Trading Days as have elapsed between the Trading Day next succeeding the date the tender or exchange offer expires and the Conversion Date in determining the applicable Conversion Rate.

If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange had not been made.

(f) As used in this Section 10.06, “Ex-Date” shall mean the first date on which the shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance or distribution in question.

(g) For purposes of this Section 10.06, “record date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors of the Company or by statute, contract or otherwise).

(h) All calculations under this Article X shall be made by the Company.

(i) For purposes of this Section 10.06, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(j) Notwithstanding the foregoing, if the application of the foregoing formulas would result in a decrease in the Conversion Rate (other than as a result of a reverse stock split or a stock combination), no adjustment to the Conversion Rate (or the Conversion Price) shall be made.

(k) In any case in which this Section 10.06 shall require that an adjustment be made immediately following a record date established for purposes of Section 10.06, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee and the Conversion Agent of the certificate described in Section 10.06) issuing to the holder of any Security converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

(l) If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article X with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article X.

Section 10.07. No Adjustment.

(a) No adjustment to the Conversion Rate (or the Conversion Price) will be required unless the adjustment would require an increase or decrease of at least 1% of the Conversion Rate. If the adjustment is not made because the adjustment does not change the Conversion Rate by at least 1%, then the adjustment that is not made will be carried forward and taken into account in any future adjustment. All calculations under this Article X will be made to the nearest cent or to the nearest 1/1,000th of a share of Common Stock, as the case may be.

(b) No adjustment to the Conversion Rate shall be made pursuant to Section 10.06 if the Holders of the Securities may participate in the transaction (based on the Conversion Rate or the Conversion Price) that would otherwise give rise to an adjustment pursuant to Section 10.06 without having to convert their Securities; provided that an adjustment shall be made at such time as the Holders are no longer entitled to participate.

(c) Notwithstanding anything to the contrary in this Article X, no adjustment to the Conversion Rate (or the Conversion Price) shall be made:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any Subsidiary;

(iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) above outstanding as of the date of this Indenture;

(iv) for a change in the par value of the Common Stock or a change to no par value of the Common Stock;

(v) for accrued and unpaid interest, including Liquidated Damages, if any; or

(vi) to the extent that the Securities become convertible into cash in accordance with the terms and conditions of this Indenture and the Securities, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

(d) No adjustment to the Conversion Rate (or the Conversion Price) shall be made for the Company’s issuance of Common Stock or securities convertible into or exchangeable for shares of Common Stock or rights to purchase Common Stock or convertible or exchangeable securities, other than as provided in this Article X.

Section 10.08. Equivalent Adjustments. In the event that, as a result of an adjustment made pursuant to Section 10.06 above, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Rate (and the Conversion Price) for such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article X.

Section 10.09. Adjustment for Tax Purposes. The Company shall be entitled to make such increases in the Conversion Rate (and resulting reductions in the Conversion Price), in addition to any adjustments made pursuant to Section 10.06, as the Board of Directors of the Company considers to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution or securities convertible into or exchangeable for shares of Common Stock or other Capital Stock hereafter made by the Company to its stockholders shall not be taxable or such tax shall be diminished.

Section 10.10. Notice of Adjustment. Whenever the Conversion Rate (or the Conversion Price) is adjusted, the Company shall promptly file with the Trustee and any Conversion Agent an Officers’ Certificate setting forth the Conversion Rate and the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and file a Current Report on Form 8-K with the SEC to disclose such adjustment and such statement. Unless and until a Responsible Officer of the Trustee and the Conversion Agent shall have received such Officers’ Certificate at the Corporate Trust Office of the Trustee and the Conversion Agent, neither the Trustee nor the Conversion Agent shall be deemed to have knowledge of any adjustment of the Conversion Rate and the Conversion Price and may assume without inquiry that the last Conversion Rate and Conversion Price of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate and the Conversion Price setting forth the adjusted Conversion Rate and the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate and the Conversion Price to each Securityholder at such Holder’s last address appearing on the list of Securityholders provided for in Section 2.05, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

Section 10.11. Notice of Certain Transactions. In case:

(a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

(b) the Company shall authorize the granting to the holders of its Common Stock of rights, warrants or options to subscribe for or purchase any share of any class or any other rights, warrants or options; or

(c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger, or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and the Conversion Agent and to be mailed to each Holder of Securities at its address appearing on the list provided for in Section 2.05, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, share exchange, transfer, dissolution, liquidation or winding-up.

Section 10.12. Effect of Reclassification, Consolidation, Merger, Share Exchange or Sale on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination, merger or share exchange to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, share exchange, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of Capital Stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, share exchange, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article X. If, in the case of any such consolidation, merger, share exchange, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of Capital Stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, share exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.

The provisions of this Section 10.12 shall similarly apply to successive consolidations, mergers, share exchanges, sales or conveyances. Notwithstanding the foregoing, a distribution by the Company to all holders of its Common Stock for which an adjustment to the Conversion Price or provision for conversion of the Securities may be made pursuant to Section 10.06 shall not be deemed to be a sale or conveyance of all or substantially all of the assets of the Company for purposes of this Section 10.12.

In the event the Company shall execute a supplemental indenture pursuant to this Section 10.12, the Company shall promptly file with the Trustee an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, share exchange, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

Section 10.13. Trustee’s Disclaimer. The Trustee has no duty to determine any calculations in this Article X nor shall it have any duty to determine when an adjustment under this Article X should be made, how it should be made or what such adjustment should be made, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers’ Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.10 or upon request therefor. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company’s failure to comply with any provisions of this Article X. The Company will make all these calculations in good faith and, absent manifest error, its calculations will be final and binding on the Holders of the Securities. The Trustee and/or Conversion Agent will forward such calculations to any Holder of Securities upon the request of such Holder. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 10.13 as the Trustee.

The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 10.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers’ Certificate and Opinion of Counsel with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.12.

Section 10.14. Voluntary Increase of the Conversion Rate. The Company from time to time may increase the Conversion Rate (and thereby reduce the Conversion Price) by any amount for a period of at least 20 days and the Board of Directors of the Company shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased (and the Conversion Price reduced) pursuant to this Section 10.14, a notice of the increase in the Conversion Rate and resulting decrease in the Conversion Price must be disclosed in accordance with Section 10.10 and must be mailed to Holders at least 15 days prior to the date the increased Conversion Rate and decreased Conversion Price takes effect, which notice shall state the increased Conversion Rate, the decreased Conversion Price and the period during which such Conversion Rate and Conversion Price will be in effect.

Section 10.15. Simultaneous Adjustments. If more than one event requiring adjustment pursuant to this Article X shall occur before completing the determination of the Conversion Rate and the Conversion Price for the first event requiring such adjustment, then the Board of Directors (whose determination shall, if made in good faith, be conclusive) shall make such adjustments to the Conversion Rate (and the calculation thereof) after giving effect to all such events as shall preserve for Securityholders the Conversion Rate and Conversion Price protection provided in this Article X.

Article XI

EQUITY VOTING RIGHTS

Section 11.01. Equity Voting Rights. Upon the effectiveness of the Required Charter Amendment, except as may be otherwise expressly provided in the Certificate of Incorporation or as expressly required by the General Corporation Law of the State of Delaware, Holders of the Securities shall be entitled, for so long as any Securities remain outstanding, to vote on all matters on which holders of Common Stock generally are entitled to vote (or to take action by written consent of the stockholders), voting together as a single class with the shares of Common Stock and not as a separate class, on an As-Converted-to-Common Stock-Basis, at any annual or special meeting of stockholders of the Company and each Holder of Securities shall be entitled to such number of votes as such Holder would receive on an As-Converted-to-Common-Stock-Basis on the record date for such vote; provided, that, such number of votes shall be limited to 0.1089 votes for each such share of Common Stock on an As-Converted-to-Common Stock Basis in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ or the Company has received a waiver of any comparable requirement of any other exchange on which it is listed. Upon the effectiveness of the Required Charter Amendment, the Holders of the Securities also shall be entitled to receive notice of any stockholders’ meeting in accordance with the Certificate of Incorporation and bylaws of the Company. As used herein, “As-Converted-to-Common-Stock-Basis” gives effect immediately prior to the applicable record date, with respect to an annual or special meeting of the Company’s stockholders, to the conversion of the Securities into Common Stock in accordance with Article X and paragraph 8 of the Securities.

Section 11.02. Amendments to Certificate of Incorporation. Upon the effectiveness of the Required Charter Amendment and so long as any Securities remain outstanding, the Company shall not take any action, directly or indirectly (including without limitation by merger or recapitalization), to amend, alter or repeal, or adopt any provision as part of the Certificate of Incorporation inconsistent with the purpose and intent of, ARTICLE ELEVENTH of the Certificate of Incorporation and Section 11.01 of this Indenture, except upon the affirmative vote of a majority of the outstanding Principal Amount of the Securities.

Article XII

GUARANTEES

Section 12.01. Guarantees.

(a) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby jointly and severally and irrevocably and unconditionally guarantees to the Trustee and to each Holder of a Security authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture or the Securities or the Secured Obligations, that: (i) the principal of, any interest and Liquidated Damages, if any, on the Securities (including, without limitation, any interest that accrues after the filing of a proceeding of the type described in Section 6.01(i) or Section 6.01(j)), and premium due in respect of, the Securities and any fees, expenses and other amounts owing under this Indenture will be duly and punctually paid in full when due, whether at Stated Maturity, by acceleration, by redemption, by purchase or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and any other amounts due in respect of the Securities, and all other Secured Obligations to the Holders of the Securities and to the Trustee, whether now or hereafter existing, will be promptly paid in full or performed, all strictly in accordance with the terms hereof and of the Securities; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other Secured Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration, purchase or otherwise. If payment is not made when due of any amount so guaranteed for whatever reason, each Guarantor shall be jointly and severally obligated to pay the same individually whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.02. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. An Event of Default under this Indenture or the Securities shall constitute an Event of Default under this Guarantee, and shall entitle the Holders to accelerate the Secured Obligations of each Guarantor hereunder in the same manner and to the same extent as the Secured Obligations of the Company. This Guarantee is intended to be superior to or pari passu in right of payment with all indebtedness of the Guarantors and each Guarantor’s Secured Obligations are independent of any Secured Obligation of the Company or any other Guarantor. The Secured Obligations of a Guarantor will be secured by security interests in the Collateral owned by such Guarantor to the extent provided for in the Collateral Documents and as required pursuant to Section 4.09.

(b) Each Guarantor waives, to the extent permitted by applicable law, presentation to, demand of, payment from and protest to the Company of any of the Secured Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Secured Obligations. The Secured Obligations of each Guarantor shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Collateral Documents, the Securities or any other agreement or otherwise; (b) any extension or renewal of any guarantee thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Collateral Documents, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Secured Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Secured Obligations; or (f) any change in the ownership of such Guarantor.

(c) The Secured Obligations of each Guarantor shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Secured Obligations of the Company or otherwise. Without limiting the generality of the foregoing, the Secured Obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Collateral Documents, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations of the Company, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

(d) Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium due in respect of, or interest and Liquidated Damages, if any, on any Obligation of the Company with respect to the Securities is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

(e) In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of, premium due in respect of, or interest and Liquidated Damages, if any, on any Secured Obligation with respect to the Securities when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Secured Obligation, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Secured Obligations, (ii) accrued and unpaid interest on such Secured Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Obligations of the Company to the Holders and the Trustee.

(f) Until such time as the Securities and the other Secured Obligations of the Company guaranteed hereby have been satisfied in full (other than contingent obligations not then due and owing), to the extent permitted by applicable law, each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Secured Obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Trustee against the Company or any other Guarantor or any security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the later of the payments in full of the Securities and all other amounts then due and payable under this Indenture, this Guarantee and the Stated Maturity of the Securities, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee to be credited and applied to the Securities and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of this Indenture, or to be held as security for any Secured Obligations or other amounts payable under this Guarantee thereafter arising.

(g) Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 12.01 is knowingly made in contemplation of such benefits. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article XII, the maturity of the Secured Obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Secured Obligations guaranteed hereby, and (y) in the event of any acceleration of such Secured Obligations guaranteed hereby as provided in Article VI, such Secured Obligations (whether or not due and payable) shall further then become due and payable by the Guarantors for the purposes of this Guarantee.

(h) A Guarantor that makes a distribution or payment under a Guarantee shall be entitled to contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each such other Guarantor for all payments, damages and expenses incurred by that Guarantor in discharging the Company’s obligations with respect to the Securities and this Indenture or any other Guarantor with respect to its Guarantee, so long as the exercise of such right does not impair the rights of the Holders of the Securities under the Guarantees.

(i) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’, agents’ and professional advisors’ fees) incurred by the Trustee, the Collateral Trustee or any Holder in enforcing any rights under this Section.

Section 12.02. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Secured Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, void, voidable or unenforceable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. To effectuate the foregoing intention, the Secured Obligations of each Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Secured Obligations of such other Guarantor under its Guarantee or pursuant to its contribution Secured Obligations, result in the Secured Obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law or otherwise not being void, voidable or unenforceable under any bankruptcy, reorganization, receivership, insolvency, liquidation or other similar legislation or legal principles under any applicable foreign law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

Section 12.03. Execution and Delivery of Guarantees.

(a) The Guarantee of any Guarantor shall be evidenced solely by its execution and delivery of this Indenture (or, in the case of any Guarantor that is not party to this Indenture on the Issue Date, a supplemental indenture thereto) and not by an endorsement on, or attachment to, any Security of any Guarantee or notation thereof. To effect any Guarantee of any Guarantor not a party to this Indenture on the Issue Date, such future Guarantor shall execute and deliver a supplemental indenture pursuant to Section 12.08.

(b) Each Guarantor hereby agrees that its Guarantee set forth in Section 12.01 shall be and remain in full force and effect notwithstanding any failure to endorse on any Security a notation of such Guarantee.

(c) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 12.04. When a Guarantor May Merge, etc. No Guarantor shall consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Guarantor (but excluding any consolidation, amalgamation or merger if the surviving corporation is no longer a Subsidiary) unless (i) subject to the provisions of Section 12.07 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the Secured Obligations of such Guarantor pursuant to a supplemental indenture under the Securities and this Indenture and (ii) immediately after giving effect to such transaction, no Default or Event of

Default exists. In connection with any such consolidation or merger, the Trustee shall be entitled to receive an Officers’ Certificate and an Opinion of Counsel stating that such consolidation or merger is permitted by, and is being consummated in compliance with, this Section 12.04, and if a supplemental indenture is required in connection with such consolidation or merger, that such supplemental indenture complies with the requirements of this Indenture.

Section 12.05. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article XII shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XII at law, in equity, by statute or otherwise.

Section 12.06. Modification. No modification, amendment or waiver of any provision of this Article XII, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

Section 12.07. Release of Guarantor.

(a) A Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Indenture without any further action required on the part of the Trustee or any Holder upon:

(i) the sale or other transfer of all or substantially all of the Capital Stock or all or substantially all of the assets of a Guarantor to any Person in compliance with the terms of this Indenture (including, without limitation, Section 12.04 hereof) and in a transaction that does not result in a Default or an Event of Default being in existence or continuing immediately thereafter;

(ii) the release or discharge of the guarantee of any other Indebtedness which resulted in the obligation to guarantee the Secured Obligations; or

(iii) the applicable Guarantor ceasing to be a Subsidiary as a result of any foreclosure of any pledge or security interest in favor of Senior Priority Lien Obligations, subject to, in each case, the application of the proceeds of such foreclosure in the manner described in the Intercreditor Agreements.

(b) The Trustee shall execute and deliver at the sole expense of the Company an appropriate instrument or instruments, prepared by the Company, evidencing such release upon receipt of a written request of the Company accompanied by an Officers’ Certificate and Opinion of Counsel certifying as to the compliance with this Section 12.07 and the other applicable provisions of this Indenture.

Section 12.08. Execution of Supplemental Indentures for Future Guarantors. The Company shall cause each Subsidiary of the Company that is required to become a Guarantor of the Secured Obligations pursuant to Section 4.10 to promptly execute and deliver to the Trustee a joinder to the Intercreditor Agreements and a supplemental indenture substantially in the form of Exhibit B hereto pursuant to which such Subsidiary shall become a Guarantor under this Article XII and shall guarantee the Secured Obligations of the Company. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors’ rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, and subject to other then customary exceptions, the Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

Article XIII

COLLATERAL

Section 13.01. Collateral Documents.

(a) In order to secure the payment of the principal of, premium due in respect of, and interest and Liquidated Damages, if any, on the Securities when due, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise and whether by the Company pursuant to the Securities or by the Guarantors pursuant to the Guarantees, the payment of all other Secured Obligations and the performance of all other obligations of the Company and the Guarantors under this Indenture, the Securities, the Guarantees and the Collateral Documents, the Company and the Guarantors have on the Issue Date simultaneously with the execution and delivery of this Indenture entered into the Collateral Trust Agreement and other applicable Collateral Documents. Any Person which, after the Issue Date, becomes a Guarantor under this Indenture in accordance with the terms, conditions and provisions hereof, shall, upon becoming a Guarantor under this Indenture, become a party to each applicable Collateral Document in accordance with the terms, conditions and provisions thereof, including the Collateral Trust Agreement, with respect to the assets or property (other than Excluded Property) of such Person, if any, that secure the Secured Obligations of such Person. Each Holder, by accepting a Security, consents and agrees to all of the terms and provisions of the Collateral Documents, including the Collateral Trust Agreement, as the same may be amended, modified, supplemented, renewed, extended or replaced from time to time pursuant to the terms of the Collateral Documents, the Collateral Trust Agreement and this Indenture, and authorizes and directs the Trustee to enter into, or instruct the Collateral Trustee to enter into, the Collateral Documents, including the Collateral Trust Agreement, on its behalf and on behalf of such Holder, to appoint the Collateral Trustee to serve as collateral trustee and representative of the Trustee and such Holder thereunder and in accordance therewith and for each of the Trustee and the Collateral Trustee to perform its obligations and exercise its rights thereunder and in accordance therewith. In addition, each Holder further acknowledges and agrees that the Trustee is not required to, and shall not, take any action requested by a Holder under, in respect of or otherwise in connection with any Collateral Document, including the Collateral Trust Agreement, including, without limitation, instructing the Collateral

Trustee to enforce any of the Collateral Documents or the Collateral Trust Agreement, unless the requisite Holders have properly instructed the Trustee in accordance with the terms of this Indenture, and the Trustee shall suffer no liability for not acting in the absence of any such instructions. The Company shall promptly deliver to the Trustee copies of all documents delivered to the Collateral Trustee pursuant to the terms, conditions and provisions of the Collateral Documents, including the Collateral Trust Agreement, and shall do or cause to be done all such acts and things as may be necessary, or as may be required by the applicable terms and provisions of the Collateral Documents, including the Collateral Trust Agreement, to assure and confirm to the Trustee and the Collateral Trustee the Liens on and security interests in the Collateral contemplated by this Indenture and the Collateral Documents, including the Collateral Trust Agreement, or any part hereof or thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities and Guarantees secured thereby, according to the intent and purposes herein and therein expressed. The Company and each Guarantor shall promptly take, and upon the written request of the Collateral Trustee or, during the continuance of an Event of Default, the Trustee (to the extent the Trustee is permitted to make such request under the Collateral Trust Agreement or the other Collateral Documents), the Company and each Guarantor shall promptly take, any and all actions required to cause the Collateral Documents to create and maintain, as security for the Secured Obligations, a valid and perfected second priority or third priority (only with respect to Collateral as to which the Bank Group Representative has a second priority Lien on the Collateral) Lien (in each case, subject only to Permitted Liens) on and security interest in all of the Collateral, in favor of the Collateral Trustee for the benefit of the Secured Parties. The Collateral Trustee and the Trustee shall have no obligation to make any such request and shall have no obligation to create, maintain, perfect or continue the perfection of any Lien on any of the Collateral (including, but not limited to, the filing of an UCC financing or continuation statements).

Any Collateral held by the Collateral Trustee or any co-trustee or separate agent (as permitted in the Collateral Trust Agreement or the applicable Collateral Documents) for the benefit of the Secured Parties shall constitute Collateral for purposes of this Indenture.

(b) Consistent with the definition of Excluded Property,

(i) the Capital Stock and other securities of the Subsidiaries of the Company that are owned by the Company or any Guarantor will constitute Collateral only to the extent that such Capital Stock and other securities can secure the Securities without Rule 3-16 of Regulation S-X under the Securities Act (“Rule 3-16”) (or any other law, rule or regulation) requiring separate financial statements of such Subsidiary to be filed with the SEC (or any other governmental agency);

(ii) in the event that Rule 3-16 (or any other law, rule or regulation) requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary (other than the Company) due to the fact that such Subsidiary’s Capital Stock and other securities secure the Secured Obligations, the performance of all other Obligations of the Company or any Guarantor, then the Capital Stock and other securities of such Subsidiary shall automatically be deemed not to be part of the Collateral, but only to the extent necessary to not be subject to such requirement (and, in such event, the Collateral Documents may be amended or modified, without the consent of any Holder of the Securities, to the extent necessary to release the security interests in the shares of Capital Stock and other securities that are so deemed to no longer constitute part of the Collateral); and

(iii) in the event that Rule 3-16 (or any other law, rule or regulation) is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Capital Stock and other securities to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Capital Stock and other securities of such Subsidiary shall automatically be deemed to be a part of the Collateral but only to the extent necessary to not be subject to any such financial statement requirement (and, in such event, the Collateral Documents may be amended or modified, without the consent of any Holder of the Securities, to the extent necessary to subject to the Liens under the Collateral Documents such additional Capital Stock and other securities).

Section 13.02. Suits to Protect Collateral.

Subject to the terms, conditions and provisions of Article VII, the Trustee may, subject to the terms, conditions and provisions of the Collateral Trust Agreement and the other Collateral Documents, (i) in its sole discretion (it having no obligation to do so) during the continuance of an Event of Default and without the consent of the Holders of Securities or (ii) upon the direction of Holders pursuant to Section 6.05, direct, on behalf of all the Holders of the Securities, the Collateral Trustee to take all actions it deems necessary or appropriate in order to enforce any of the terms of the Collateral Trust Agreement and the other Collateral Documents and collect and receive any and all amounts payable in respect of the obligations of the Company and the Guarantors under this Indenture, the Securities and the Guarantees thereof. Subject to the provisions of the Collateral Trust Agreement and the other Collateral Documents, each of the Trustee and the Collateral Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of any of the Collateral Trust Agreement, the other Collateral Documents or this Indenture, and such suits and proceedings as the Trustee or the Collateral Trustee may deem expedient to preserve or protect its interests and the interests of the Trustee, the Collateral Trustee and the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Lien and security interest created by this Indenture, the Collateral Trust Agreement and the Collateral Documents or be prejudicial to the interests of the Holders or the Trustee).

Section 13.03. Determinations Relating to Collateral.

In the event (i) a Responsible Officer of the Trustee shall be deemed to have notice of any written request from the Company or any Guarantor under any Collateral Document or from any party to the Collateral Trust Agreement for consent or approval with respect to any matter or thing relating to any Collateral or the Company’s or any Guarantor’s obligations with respect thereto, or (ii) the Trustee shall deliver to the Collateral Trustee a Notice of Acceleration or Notice of Cancellation (as each of such terms is defined in the Collateral Trust Agreement), or a Notice of Acceleration shall be deemed to be in effect based on the occurrence of an Event of Default under Section 6.01(i) or Section 6.01(j) hereof and the Trustee shall deliver to the Collateral Trustee notice that any such Event of Default shall have occurred, then, in each such event, in addition to its obligations pursuant to Section 7.05, the Trustee shall, within five Business Days, provide notice to the Holders, in writing and at the Company’s expense, reciting the matter or thing as to which consent has been requested or notice was required to be delivered. The Holders pursuant to Section 6.05 shall have the authority to direct the Trustee’s response to any of the circumstances contemplated in clauses (i) and (ii) above. The Trustee may respond to any of the circumstances contemplated by this Section 13.03, but shall not be required to respond unless it shall have received written authority by Holders pursuant to Section 6.05, and the requirements of Article VII, including but not limited to the Trustee’s rights to indemnity and for provision for its fees and expenses as set forth therein, are otherwise satisfied; provided that the Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Trustee on the manner in which the Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which shall be reimbursed to the Trustee by the Company in accordance with the terms of Section 7.07 hereunder). The Trustee shall be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney.

Section 13.04. Possession, Use and Release of Collateral.

Each Holder, by accepting a Security, consents and agrees to the provisions of the Collateral Documents governing the Collateral, including the possession, use and release of Collateral, and, without limiting the generality of the foregoing, each Holder, by accepting a Security, agrees and consents that Collateral may, and, as applicable, shall, be released or substituted only in accordance with the terms of this Indenture, the Collateral Trust Agreement and the other Collateral Documents.

Section 13.05. Filing, Recording and Opinions.

(a) Whether or not this Indenture is governed by the TIA, the Company will comply with the provisions of TIA Sections 314(b), 314(c) and 314(d), except to the extent not required as set forth in any SEC regulation or interpretation (including any no-action letter or exemptive order issued by the staff of the SEC, whether issued to the Company or any other Person).

Any release of Collateral permitted by Section 13.04 hereof will be deemed not to impair the Liens under this Indenture and the Collateral Documents in contravention thereof and any Person that is required to deliver an Officers’ Certificate or Opinion of Counsel pursuant to Section 314(d) of the TIA, shall be entitled to rely upon the foregoing as a basis for delivery of such certificate or opinion. The Trustee may, to the extent permitted by Section 7.01 and Section 7.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and Opinion of Counsel.

(b) If any Collateral is released in accordance with this Indenture, the Collateral Trust Agreement and the other Collateral Documents and if the Company has delivered the certificates and documents required hereby and by the Collateral Documents, then, based on an Officers’ Certificate and Opinion of Counsel delivered pursuant hereto, the Trustee will, upon request, deliver a certificate to the Collateral Trustee setting forth such determination.

Section 13.06. Powers Exercisable by Receiver or Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article XIII, the Collateral Trust Agreement and the other Collateral Documents upon the Company or the Guarantors with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or a Guarantor or of any officer or officers thereof required by the provisions of this Article XIII.

Section 13.07. Release Upon Termination of the Company’s Obligations. In the event (i) that the Company delivers to the Trustee an Officers’ Certificate and Opinion of Counsel certifying that all the Secured Obligations (other than contingent obligations for which no claim has been made) have been satisfied and discharged by the payment in full of such Secured Obligations (other than contingent obligations for which no claim has been made) and all such Secured Obligations (other than contingent obligations for which no claim has been made) have been so satisfied, or (ii) a discharge of this Indenture occurs under Article VIII, the Company and the Trustee shall deliver to the Collateral Trustee a notice stating that the Secured Obligations have been satisfied and discharged in accordance with the terms of this Indenture and that the Trustee, on behalf of the Holders, disclaims and gives up any and all rights it has in or to the Collateral, and any rights it has under the Collateral Documents, and upon receipt by the Collateral Trustee of such notice from an Officer of the Company, the Secured Obligations shall no longer be secured by the Collateral.

Section 13.08. Senior Priority Lien Intercreditor Agreement. The Liens on the Collateral securing the Secured Obligations are subordinated to the senior priority Liens on the Collateral securing the Senior Priority Lien Obligations, in the manner and to the extent provided in the Senior Priority Lien Intercreditor Agreement and the Asset Backed Credit Facility Intercreditor Agreement, if any. If there is a conflict between the terms of the Senior Priority Lien Intercreditor Agreement or the Asset Backed Credit Facility Intercreditor Agreement, as the case may be, and this Indenture, the terms of the Senior Priority Lien Intercreditor Agreement or the Asset Backed Credit Facility Intercreditor Agreement, as the case may be, will control.

Section 13.09. Matters Relating to Collateral Trust Agreement.

Each Holder agrees that it will be bound by, and shall take no actions contrary to, the provisions of the Collateral Trust Agreement and authorizes and directs the Trustee to enter into, or instruct the Collateral Trustee to enter into, the Collateral Trust Agreement and act on its behalf to the extent set forth in the Collateral Trust Agreement and the other Collateral Documents. The Holders acknowledge the Collateral Trust Agreement provides for the allocation of proceeds of and value of the Collateral among the Secured Parties (as defined in the Collateral Trust Agreement) as set forth therein and contains limits on the ability of the Trustee and the Holders to take remedial actions with respect to the Collateral. The Holders acknowledge that the Secured Obligations (as defined in the Collateral Trust Agreement) are secured by the Collateral on a pari passu basis to the extent set forth in the Collateral Trust Agreement and the other Collateral Documents.

Until the termination of the Collateral Trust Agreement in accordance with the terms thereof, the Company will cause to be clearly, conspicuously and prominently inserted on the face of each Security a legend in the following form:

THIS SECURITY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO AND IN THE MANNER AND TO THE EXTENT SET FORTH IN, THAT CERTAIN COLLATERAL TRUST AGREEMENT DATED AS OF JULY 22, 2011 AMONG, INTER ALIOS, YRC WORLDWIDE, INC. AND U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL TRUSTEE, AND EACH HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE COLLATERAL TRUST AGREEMENT.

The Company shall promptly notify the Trustee of the occurrence of the termination of the Collateral Trust Agreement.

Article XIV

MISCELLANEOUS

Section 14.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 14.02. Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows, or transmitted electronically or by facsimile transmission (confirmed orally) to the following addresses:

if to the Company or the Guarantors, to:

[Name of Company or Guarantor]

10990 Roe Avenue

Overland Park, KS 66211

Attention: Chief Financial Officer

Facsimile No.: (913) 696-6116

if to the Trustee or Collateral Trustee, to:

U.S. Bank National Association

Corporate Trust Services

50 S. 16th Street, Suite 2000

Mail Station: EX-PA-WBSP

Philadelphia, PA 19102

Attention: George J. Rayzis

Facsimile No.: (215) 761-9412

Email: george.rayzis@usbank.com

For delivery of Securities only, to:

U.S. Bank National Association

Corporate Trust Services

60 Livingston Avenue

1st Fl. – Bond Drop Window

St. Paul, MN 55107

The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

Any notice or communication given to a Securityholder shall be delivered electronically or mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to deliver or mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

If the Company delivers or mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

Anything herein to the contrary notwithstanding, any notice or communication to the Trustee will not be effective or be deemed to have been duly given unless and until such notice or communication is actually received by the Trustee at the Corporate Trust Office of the Trustee.

The Trustee shall have the right, but shall not be required, to rely upon and comply with instructions and directions sent electronically or by facsimile by Persons believed by the Trustee to be authorized to give instructions and directions on behalf of the Company. The Trustee shall have no duty or obligation to verify or confirm that the Person who sent such instructions or directions is, in fact, a Person authorized to give instructions or directions on behalf of the Company, and the Trustee shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Company as a result of such reliance upon or compliance with such instructions or directions. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 14.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

Section 14.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

(a) an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 14.05. Statements Required in Certificate or Opinion. Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(a) a statement that each Person making such Officers’ Certificate or Opinion of Counsel has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers’ Certificate or Opinion of Counsel are based;

(c) a statement that, in the opinion of each such Person, he, she or it, as the case may be, has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement that, in the opinion of such Person, such covenant or condition has been complied with.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such eligible and qualified Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable case should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating the information on which counsel is relying unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 14.06. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.07. Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

Section 14.08. Legal Holidays. A “Legal Holiday” is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest or Liquidated Damages, if any, shall accrue for the intervening period.

Section 14.09. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK GENERAL OBLIGATION LAW §5-1401 AND ANY SUCCESSOR THERETO). EACH PARTY HERETO, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE, THE SECURITIES OR GUARANTEES OR ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

Section 14.10. Jurisdiction; Consent to Service of Process. (a) Each of the Company and the Guarantors hereby irrevocably and unconditionally submits, for each of them and their property, to the general jurisdiction of the New York State courts or the federal courts of the United States of America for the Southern District of New York, in each case sitting in the Borough of Manhattan, City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Indenture, the Securities or the Guarantees, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other or in any other manner provided by law. Nothing in this Indenture shall affect any right that any Holder may otherwise have to bring any action or proceeding relating to this Indenture, the Securities and the Guarantees against the Company, the Guarantors or their respective properties in the courts of any jurisdiction.

(b) Each of the Company and the Guarantors hereby irrevocably and unconditionally waives, and agrees not to plea or claim, to the fullest extent they may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Indenture, the Securities or the Guarantees in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 14.11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

Section 14.12. Successors. All agreements of the Company and each Guarantor in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor, subject to Section 7.07.

Section 14.13. Counterparts; Multiple Originals. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of the signature pages hereto by facsimile or electronic mail transmission of portable document format (PDF) files or tagged image file format (TIF) files shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties transmitted by facsimile or electronic mail of portable document format (PDF) files or tagged image file format (TIF) files shall be deemed to be their original signatures for all purposes.

Section 14.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 14.15. U.S.A. PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each Person that establishes a relationship or opens an account with the Trustee. The Company and each Guarantor agrees it will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

COMPANY: YRC WORLDWIDE INC.

By:
Name:
Title:

GUARANTORS: EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

TRUSTEE: U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

EXHIBIT A

[FORM OF FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]1

THIS SECURITY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO AND IN THE MANNER AND TO THE EXTENT SET FORTH IN, THAT CERTAIN COLLATERAL TRUST AGREEMENT DATED AS OF JULY 22, 2011 AMONG, INTER ALIOS, YRC WORLDWIDE, INC. AND U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL TRUSTEE, AND EACH HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE COLLATERAL TRUST AGREEMENT.

[OID LEGEND]

THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTIONS 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS SECURITY IS [            ], 2011. FOR INFORMATION REGARDING THE ISSUE PRICE, THE YIELD TO MATURITY AND THE AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT, PLEASE CONTACT THE COMPANY AT YRC WORLDWIDE INC., 10990 ROE AVENUE, OVERLAND PARK, KS 66211, ATTENTION: CHIEF FINANCIAL OFFICER.

[1]	To be included in Global Securities only.

YRC WORLDWIDE INC.

10% Series A Convertible Senior Secured Notes due 2015

No.: [ ]	CUSIP: 984249 AB8

Issue Date: [ ], 2011	Principal Amount: $[ ]

YRC WORLDWIDE INC., a Delaware corporation, promises to pay to [            ]2 or registered assigns, the Principal Amount [of [            ] Dollars ($[            ])][as set forth on Schedule I hereto]3, on March 31, 2015 (the “Stated Maturity”), subject to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. This Security is convertible as specified on the other side of this Security.

Interest Payment Dates: March 31 and September 30, commencing September 30, 2011

Record Dates: March 15 and September 15.

YRC WORLDWIDE INC.

By:
Name:
Title:

[2]	Insert “Cede & Co.” for Global Securities.
[3]	Insert latter bracketed language for Global Securities.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory
Dated:

[FORM OF REVERSE SIDE OF SECURITY]

YRC WORLDWIDE INC.

10% Series A Convertible Senior Secured Notes due 2015

1. Interest.

This Security shall accrue interest at an initial rate of 10% per annum. The Company promises to pay interest on the Securities entirely by increasing the principal amount of the outstanding Securities or by issuing PIK Securities (“PIK Interest”) semiannually on each March 31 and September 30, commencing September 30, 2011 or if any such day is not a Business Day, on the next succeeding Business Day (each, an “interest payment date”). Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from July 22, 2011, until the Principal Amount is paid or duly made available for payment. The Company will pay interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) on any overdue Principal Amount or Acceleration Premium at the interest rate borne by the Securities at the time such interest on the overdue Principal Amount accrues, compounded semiannually, and it shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) on overdue installments of premium, interest and Liquidated Damages, if any (without regard to any applicable grace period), at the same interest rate compounded semiannually, in each case, in the same form that PIK Interest is paid; provided, that upon the occurrence and during the continuation of an Event of Default, the interest rate applicable hereunder shall be increased by 2% per annum. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months. PIK Interest on the Securities will be payable in the manner set forth in Section 2.14 of the Indenture. Following an increase in the Principal Amount of the outstanding Global Securities as a result of the payment of PIK Interest, the Global Securities will bear interest on such increased Principal Amount from and after the date of such payment. Any PIK Securities issued in certificated form or as new Global Securities will be dated as of the applicable interest payment date and will bear interest from and after such date. All PIK Securities issued will mature on March 31, 2015 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date. Any certificated PIK Securities will be issued with the description “PIK” on the face of such PIK Security.

2. Method of Payment.

PIK Interest shall be paid in the manner provided in paragraph 1. Any payment of PIK Interest shall be considered paid on the date it is due if on such date (1) if PIK Securities (including PIK Securities that are Global Securities) have been issued therefor, such PIK Securities have been authenticated in accordance with the terms of the Indenture and (2) if the payment is made by increasing the Principal Amount of Global Securities then authenticated, the Trustee has increased the Principal Amount of Global Securities then authenticated by the relevant amount.

The Company will pay interest on this Security (except defaulted interest) to the Person who is the registered Holder of this Security at the close of business on March 15 or September 15, as the case may be, next preceding the related interest payment date. Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Principal Amount and premium to the Holder who surrenders a Security to the Paying Agent. The Company will pay all cash amounts due on the Securities in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest, Liquidated Damages, if any, and the Principal Amount and premium to the extent such amounts are permitted by the terms of this Security and the Indenture to be paid in cash, by check or wire payable in such money; provided, however, that a Holder holding Securities with an aggregate Principal Amount in excess of $1,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. The Company may mail an interest check for the payment of cash interest to the Holder’s registered address. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments of cash hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3. Paying Agent, Conversion Agent and Registrar.

Initially, U.S. Bank National Association, as Trustee (the “Trustee”), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4. Indenture.

The Company issued the Securities under an Indenture dated as of July 22, 2011 (as amended or supplemented from time to time in accordance with the terms thereof and of this Security, the “Indenture”), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the “TIA”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

The Securities will be secured by the Collateral on the terms and subject to the conditions set forth in the Indenture, the Intercreditor Agreements and the other Collateral Documents, such security interests and Liens to have such priority as is set forth in the Indenture, the Intercreditor Agreements and the other Collateral Documents. The Collateral Trustee shall hold the Collateral for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), in each case pursuant to the Collateral Documents. Each Holder, by accepting this Security, consents and agrees to the matters set forth in Section 13.01 of the Indenture which relate to the Collateral Documents and the Collateral Trustee.

5. Redemption at the Option of the Company.

No sinking fund is provided for the Securities. The Securities are redeemable as set forth in Article III of the Indenture.

6. Equity Voting Rights

Upon the effectiveness of the Required Charter Amendment, except as may be otherwise expressly provided in the Certificate of Incorporation or as expressly required by the General Corporation Law of the State of Delaware, Holders of the Securities shall be entitled to vote on all matters on which holders of Common Stock generally are entitled to vote (or to take action by written consent of the stockholders), voting together as a single class, on an As-Converted-to-Common Stock-Basis, at any annual or special meeting of stockholders of the Company and each Holder of Securities shall be entitled to such number of votes as such Holder would receive on an As-Converted-to-Common-Stock-Basis; provided, that, such number of votes shall be limited to 0.1089 votes for each such share of Common Stock on an As-Converted-to-Common Stock Basis in order to comply with NASDAQ Listing Rule 5640 and the policies promulgated thereunder unless compliance therewith has been waived by NASDAQ or the Company has received a waiver of any comparable requirement of any other exchange on which it is listed, as set forth in Article XI of the Indenture.

7. Ranking and Collateral

These Securities and the Guarantees will be secured by a Lien and security interest in the Collateral on a Lien priority basis directly after, and immediately following, the Lien securing the Bank Group Obligations (and will be subject only to Permitted Liens) and will be of equal ranking with the Lien securing the Other Securities and related obligations, the foregoing pursuant to and in accordance with the terms of the Indenture, the Intercreditor Agreements and other applicable Collateral Documents.

8. Conversion.

A Holder of a Security may convert such Security into shares of Common Stock of the Company in whole or in part, at any time and from time to time, after the second anniversary of the Issue Date or, in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day next preceding the redemption date.

The initial conversion price is $0.1134 per share, subject to adjustment under certain circumstances as described in Article X of the Indenture (the “Conversion Price”), and the initial conversion rate is 8,822 shares of Common Stock per $1,000.00 in principal amount of Securities. Subject to the limitations set forth below, the number of shares issuable upon conversion of a Security is determined by dividing the principal amount converted by the Conversion Price in effect on the Conversion Date. Upon conversion, no adjustment for interest, if any, or dividends will be made. No fractional shares will be issued upon conversion; in lieu thereof, the number of shares of Common Stock to be delivered to the Holder pursuant to this paragraph 8 shall be rounded up to the nearest whole share of Common Stock; provided that such rounding shall be with respect to the sum of all shares of Common Stock issuable to the Holder with respect to all of the Securities (or portions thereof) of the Holder being converted pursuant to a notice of conversion delivered by the Holder to the Conversion Agent described in the following paragraph on the date of conversion specified in such notice.

To convert a Security, a Holder must (a) complete and sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Security to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (d) pay any transfer or similar tax, if required by Section 10.04 of the Indenture and (e) if the Security is held in book-entry form, complete and deliver to the Depositary appropriate instructions pursuant to the Depositary’s book-entry conversion programs. If a Holder surrenders a Security for conversion between the record date for the payment of an installment of interest and the next interest payment date, the Security must be accompanied by payment of an amount equal to the interest and Liquidated Damages, if any, payable on such interest payment date on the principal amount of the Security or portion thereof then converted; provided, however, that no such payment shall be required if such Security is surrendered for conversion on the interest payment date. A Holder may convert a portion of a Security equal to $1.00 or any integral multiple thereof.

9. Denominations; Transfer; Exchange.

The Securities are in fully registered form, without coupons, in minimum denominations of $1.00 of Principal Amount and integral multiples of $1.00 thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed).

10. Persons Deemed Owners.

The registered Holder of this Security may be treated as the owner of this Security for all purposes.

11. Unclaimed Money or Securities.

The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company, for payment as general creditors unless an applicable abandoned property law designates another Person.

12. Amendment; Waiver.

The Indenture and this Security may be amended as provided in Article IX of the Indenture.

13. Defaults and Remedies.

Events of Default are set forth in Article VI of the Indenture. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except as otherwise provided in the Indenture) if it determines that withholding notice is in their interests.

14. Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16. Authentication.

This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee’s Certificate of Authentication on the other side of this Security.

17. Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (“tenants in common”), TENENT (“tenants by the entireties”), JT TEN (“Joint tenants with right of survivorship and not as tenants in common”), CUST (“custodian”) and U/G/M/A (“Uniform Gift to Minors Act”).

18. Governing Law.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, KS 66211

Attn.: Chief Financial Officer

ASSIGNMENT FORM

To assign this Security, fill in the form below: I or we assign and transfer this Security to:

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

and	irrevocably	appoint:

________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box [            ]

To convert only part of this Security, state the Principal Amount to be converted (which must be $1.00 or an integral multiple of $1.00 thereof):

If you want the stock certificate made out in another Person’s name fill in the form below:

(Insert the other Person’s soc. sec. tax ID no.)

(Print or type other Person’s name, address and zip code)

Your	Signature:

________________________________________________________

Date:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

SCHEDULE I4

YRC WORLDWIDE INC.

10% Series A Convertible Senior Secured Notes due 2015

The initial outstanding principal amount of this Global Security is $            . The following exchanges of a part of this Global Security for an interest in another Global Security or for a Certificated Security, or exchanges of a part of another Global or Certificated Security for an interest in this Global Security, or increase/decrease in the principal amount of this Global Security, have been made:

Date of Exchange or Increase/Decrease	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Custodian

[4]	To be included in Global Securities only.

EXHIBIT B

FORM OF SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “SUPPLEMENTAL INDENTURE”), dated as of                             , among [GUARANTOR] (the “NEW GUARANTOR”), a subsidiary of YRC Worldwide Inc. (or its successor), a Delaware corporation (the “COMPANY”), the Company, and U.S. Bank National Association, as trustee under the Indenture referred to below (together with its successors and assigns, in such capacity, the “TRUSTEE”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the “INDENTURE”), dated as of July 22, 2011, providing for the issuance of an aggregate principal amount of $140,000,000 of 10% Series A Convertible Senior Secured Notes due 2015 (the “SECURITIES”);

WHEREAS, Section 4.10 and Section 12.08 of the Indenture provide that the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall jointly and severally and unconditionally and irrevocably guarantee all of the Company’s Secured Obligations pursuant to a Guarantee contained in the Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “HEREIN,” “HEREOF” and “HEREBY” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally and unconditionally and irrevocably, with all other Guarantors, to guarantee the Company’s Secured Obligations on the terms and subject to the conditions set forth in Article XII of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Securities.

B-1

3. Ratification of Indenture; Supplemental Indentures Part of Indentures. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

GUARANTORS: [NEW GUARANTOR]

By:
Name:
Title:

COMPANY: YRC WORLDWIDE INC.

By:
Name:
Title:

TRUSTEE: U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

B-2